      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 7, 2006
                                              (FILE NOS. 33-08865 and 811-04847)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Post-Effective Amendment No. 36

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 35

                                  ECLIPSE FUNDS

                                   ----------

               (Exact Name of Registrant as Specified in Charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010

                                   ----------

                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (973) 394-4437

Marguerite E. H. Morrison, Esq.          Copy To:         Sander M. Bieber, Esq.
Eclipse Funds                                             Dechert LLP
51 Madison Avenue                                         1775 I Street, N.W.
New York, New York 10010                                  Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of rule 485

[X]  on April 28, 2006, pursuant to paragraph (b)(1) of rule 485

[ ]  60 days after filing pursuant to (a)(1) of rule 485

[ ]  on ______________, pursuant to paragraph (a)(1) of 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[ ]  on ______________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                             Explanatory Statement

This Post-Effective Amendment No. 36 to the Registration Statement of Eclipse Funds (the "Registrant"), is being filed to: (1) delay the effectiveness of Post-Effective Amendment No. 34, which was filed pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended, on February 6, 2006; (2) make certain other non-material changes to the Prospectus and Statement of Additional Information included in Parts A and B, respectively, of Post-Effective Amendment No. 34 pursuant to Rule 485(b)(1)(v); and (3) file certain exhibits. Since the Statement of Additional Information included in Part B has been amended so that it incorporates all series of the Registrant by combining the Statement of Additional Information included in Part B of Post-Effective Amendment No. 35 with the Statement of Additional Information included in Part B of Post-Effective Amendment No. 34, Part A of Post-Effective Amendment No. 35 also is incorporated by reference in its entirety. A Part C (Other Information) is included in this filing. As stated on the cover page to this filing, this Post-Effective Amendment No. 36 is intended to become effective on April 28, 2005.

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Mid Cap Opportunity Fund


BLENDED FUNDS


MainStay Balanced Fund

                                           MAINSTAY(R) FUNDS


                                           CLASS R3 SHARES
                                           PROSPECTUS
                                           APRIL 28, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay Mid Cap Opportunity Fund

         BLENDED FUNDS
 10      MainStay Balanced Fund

 14      More About Investment Strategies and Risks

 19      Shareholder Guide

 34      Know With Whom You're Investing

 37      Financial Highlights for the Funds

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the Class R3 shares of the MainStay Mid Cap Opportunity Fund and MainStay Balanced Fund, series of Eclipse Funds, a Massachusetts business trust (collectively referred to as the "Funds" or the "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Funds.


The Funds pursue somewhat different strategies to achieve their investment objectives. Under normal market conditions, the MainStay Mid Cap Opportunity Fund invests primarily in equity securities, and the MainStay Balanced Fund invests in a mix of equity and income-producing securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES


Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:


- common and preferred stocks;


- convertible securities;



- American Depositary Receipts (ADRs); and



- real estate investment trusts (REITs).


Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.


- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of the Funds. Please review it carefully.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $264 million to $22.5 billion.


---------------------------

The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $417.8 million to $15.9 billion.


MAINSTAY MID CAP OPPORTUNITY FUND

The Mid Cap Opportunity Fund's investment objective is to seek high TOTAL
RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund may lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets. The Fund also may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.


The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.
 6

                                                        MID CAP OPPORTUNITY FUND

---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer isolated business setbacks. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.



The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


Since the Fund may invest up to 20% of its net assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP OPPORTUNITY FUND

[MID CAP OPPORTUNITY FUND BAR CHART]

96                                                                                22.4
97                                                                               32.46
98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28
03                                                                               39.27
04                                                                               21.93
05                                                                                6.09

ANNUAL RETURNS, CLASS I SHARES(1)
(by calendar year 1996-2005)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods of the Fund's Class I shares compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



As of March 31, 2006, the Class I shares of the Fund had a year to date return of 5.52%.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1996-2005)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.97%            2Q/03
  Lowest return/worst quarter                                       -14.19%            3Q/98



AVERAGE ANNUAL TOTAL RETURNS(1)

(for the periods ended December 31, 2005)


                                                                                                         10
                                                                       1 YEAR         5 YEARS          YEARS
  Mid Cap Opportunity Fund
  Return Before Taxes
    Class I                                                             6.09%         11.30%           12.46%
  Return After Taxes on Distributions(2)
    Class I                                                             4.90%         10.82%           11.30%
  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                             4.82%          9.71%           10.50%
  Russell Midcap(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)               12.65%         12.21%           13.65%
  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               12.65%          8.45%           12.49%
  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)                4.91%          0.54%            9.07%






1 As of the date of this prospectus, the Class R3 shares had not commenced operations. The performance shown is that of the Class I shares of the Fund, an existing share class, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Class I shares of the Fund are not offered in this prospectus. Class R3 and Class I shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Because Class R3 shares are subject to higher fees and expenses than Class I shares, their performance would have been lower than the performance of Class I shares.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Class R3 may vary.

3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividend and capital gains. You cannot invest directly in an index.

5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
 8

                                                        MID CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                      CLASS
  (fees paid directly from your investment)                              R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                 None

  Redemption Fee
  (as a percentage of redemption proceeds)                              None

  Maximum Account Fee                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(1)                                                      .90%

  Distribution and/or Service (12b-1) Fees(2)                            .50%

  Other Expenses(3)                                                      .47%

  Total Annual Fund Operating Expenses                                  1.87%




  Less Waivers/Reimbursements(4)                                        -.23%

  Net Annual Fund Operating Expenses(4)                                 1.64%






1 The management fee for the Fund is an annual percentage of the Fund's average net assets.


2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other expenses" shown for Class R3 shares are projected for the current year; actual expenses may vary. In addition, other expenses for Class R3 shares include shareholder service fees of 0.10%.


4 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.04% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Class R3 shares. Class I shares are not offered in this prospectus.



These expense limitations may be modified or terminated only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER  CLASS R3
   1 Year          $  167

   3 Years         $  517



   5 Years         $  892

  10 Years         $1,944




---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. The market capitalizations for the Russell Midcap(R) Index fluctuate; as of the date of this Prospectus, they range from $264 million to $22.5 billion.


---------------------------

With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.


MAINSTAY BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS

The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The fixed income portion of the portfolio:



- Has an intermediate term duration which ranges from three to five years; and


- Has a LADDERED MATURITY SCHEDULE.


The Fund may lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets and may invest:


- up to 20% of its net assets in foreign securities, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.


The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

                                                                   BALANCED FUND

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.


---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The value of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.


The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. Regardless of the purpose, the Fund may lose money using derivatives.



The Fund's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.


The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

BALANCED FUND

[BALANCED FUND BAR CHART]

96                                                                               12.91
97                                                                                23.4
98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                               -2.61
03                                                                               23.94
04                                                                               12.96
05                                                                                4.62

ANNUAL RETURNS, CLASS I SHARES(1)
(by calendar year 1996-2005)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods of the Fund's Class I shares compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



As of March 31, 2006, the Class I shares of the Fund had a year to date return of 3.17%.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1996-2005)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.22%            2Q/03
  Lowest return/worst quarter                                       -8.10%            3Q/99






AVERAGE ANNUAL TOTAL RETURNS(1)

(for the periods ended December 31, 2005)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Balanced Fund
  Return Before Taxes
   Class I                                                          4.62%           8.80%            9.63%

  Return After Taxes on Distributions(2)
   Class I                                                          3.18%           7.69%            7.62%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
   Class I                                                          3.80%           7.06%            7.30%




  Balanced Composite Index(3)                                       8.24%           9.76%           10.75%



  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(3)
   (reflects no deduction for fees, expenses, or taxes)             1.62%           5.43%            5.78%

  Russell Midcap(R) Index(4)
   (reflects no deduction for fees, expenses, or taxes)             12.65%          8.45%           12.49%



  S&P 500(R) Index(5)
   (reflects no deduction for fees, expenses, or taxes)             4.91%           0.54%            9.07%

  Lipper Balanced Funds Index(6)
   (reflects no deduction for fees, expenses, or taxes)             5.20%           3.51%            7.57%






1 As of the date of this prospectus, the Class R3 shares had not commenced operations. The performance shown is that of the Class I shares of the Fund, an existing share class, and has not been adjusted to reflect the differences in fees and other expenses between the classes. Class I shares of the Fund are not offered in this prospectus. Class R3 and Class I shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Because Class R3 shares are subject to higher fees and expenses than Class I shares, their performance would have been lower than the performance of Class I shares.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class R3 shares may vary.


3 The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Russell MidCap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

6 The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an Index.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                            CLASS R3
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None




  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                          None



  Redemption Fee
  (as a percentage of redemption proceeds)                              None




  Maximum Account Fee                                                   None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(1)                                                      .75%



  Distribution and/or Service (12b-1) Fees(2)                            .50%




  Other Expenses(3)                                                      .21%



  Total Annual Fund Operating Expenses(4)                               1.46%






1 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has established a contractual waiver on assets in excess of $1 billion of 0.02%.


2 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

3 "Other expenses" shown for R3 shares are projected for the current year; actual expenses may vary. Other expenses for Class R3 shares include shareholder service fees of 0.10%.


4 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.94% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Class R3 shares. Class I shares are not offered in this prospectus.



This expense limitation may be modified or terminated only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER    CLASS R3
   1 Year            $  149

   3 Years           $  462



   5 Years           $  797

  10 Years           $1,746




MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that the Fund will invest under normal circumstances at least 65% of its assets (as defined above) in that type or style of investment.

DERIVATIVE SECURITIES/INSTRUMENTS


The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's ability to correctly forecast interest rates and other economic factors will impact the success of
 14
investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

The Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.


RISK MANAGEMENT TECHNIQUES


Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.


These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.



REAL ESTATE INVESTMENT TRUSTS (REITs)



The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES


Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.


Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.


The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.



TEMPORARY DEFENSIVE INVESTMENTS



In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in money market securities and other investments.


PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. This prospectus describes Class R3 shares. The Funds offer other classes of shares in a different prospectus.


Class R3 Shares



                                                        CLASS R3
  Initial sales charge                                   None

  Contingent deferred sales charge                       None



  Ongoing service and/or distribution fee (Rule 12b-1   0.50%
  fee)

  Shareholder service fee                               0.10%



  Redemption fee                                         None

  Conversion feature                                     None



  Purchase maximum(2)                                    None


CLASS R3 CONSIDERATIONS

You pay no initial sales charge or contingent deferred sales charge on an investment in Class R3 shares. However, Class R3 shares do pay the following ongoing distribution and/or service fees and ongoing shareholder service fees:

- DISTRIBUTION AND/OR SERVICE (12b-1) FEE -- named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

- SHAREHOLDER SERVICE FEE -- this fee covers certain services provided to retirement plans investing in Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing and communication services.


An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" for more information about these fees.



Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or the Distributor, including:


  - Section 401(a) and 457 plans;

  - Certain section 403(b)(7) plans;

  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and

  - Non-qualified deferred compensation plans.

INFORMATION ON FEES


Rule 12b-1 Plans


Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for Class R3 shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. This portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets of the Class R3 shares of the Fund paid from the Shareholder Services Plan. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to the Class R3 shares. Under the terms of the shareholder services plans, each Fund's Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R3 shares, these services are in addition to those services that may be provided under the Class R3 12b-1 plan.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund and Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


BUYING, SELLING AND EXCHANGING


HOW TO OPEN YOUR ACCOUNT

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class R3 shares of the Funds.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. The Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), must receive your completed application and check in GOOD ORDER within three business days.



You buy shares at net asset value (NAV). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

                                                               SHAREHOLDER GUIDE

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


If you are eligible to invest in Class R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES


OPENING YOUR ACCOUNT



                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8 am and 6 pm eastern time           Investments can cancel your order and hold you liable
                       any day the New York Stock Exchange          for costs incurred in placing it.
                       is open. Call before 4 pm to buy           Be sure to write on your check:
                       shares at the current day's NAV.           * name(s) of investor(s);
                                                                  * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           Be sure to write on your check:
                       amount of your investment to:              * name(s) of investor(s); and
                       MainStay Funds                             * Fund name and Class of shares.
                       P.O. Box 8401
                       Boston, MA 02266-8401
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

                                                               SHAREHOLDER GUIDE


BUYING ADDITIONAL SHARES OF THE FUNDS



                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds
                       P.O. Box 8401                                      Be sure to write on your check:
                       Boston, MA 02266-8401                              * name(s) of investor(s);
                                                                          * your account number; and
                       Send overnight orders to:                          * Fund name and Class of shares.
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




SHAREHOLDER GUIDE


SELLING SHARES



                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4 pm eastern            process by phone is $100,000.
                       time to sell shares at the current
                       day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time           next business day, although it may take up to
                       any day the New York Stock Exchange          seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell         fee to receive the wire transfer.
                       shares and have proceeds
                       electronically credited to a
                       designated bank account.                   * MainStay Investments must have your bank account
                                                                    information on file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank account
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8 am and 6 pm eastern time         * There is no fee from MainStay Investments for
                       any day banks and the New York Stock       this transaction.
                       Exchange are open.
                       Visit us at www.mainstayfunds.com          * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

                                                               SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.


---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------


Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.



GENERAL POLICIES


Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.


- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.


- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- A Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Funds' expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).

SHAREHOLDER GUIDE


- In the interests of all shareholders, the Funds reserve the right to:



  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;



  - change or discontinue the systematic withdrawal plan upon notice to shareholders; and/or



  - change the minimum investment amounts.



Additional Information



The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



Investing for Retirement



You can purchase shares of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

-all phone calls with service representatives are tape recorded; and

-written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


REDEMPTIONS-IN-KIND


The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.



SHAREHOLDER SERVICES


Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.


2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another.

SHAREHOLDER GUIDE

You also may exchange shares of a MainStay Fund for Class R3 shares of any of the following MainStay Funds, which are offered in a different prospectus:

                    - MainStay International Equity Fund     - MainStay MAP Fund
                    - MainStay Large Cap Growth Fund         - MainStay Mid Cap Growth Fund

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.



The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions on Exchanges").



The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.



The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such

                                                               SHAREHOLDER GUIDE


rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Funds' Prospectus.



While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or

SHAREHOLDER GUIDE


where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Funds' Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Trust's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.


Portfolio Holdings Information



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Funds' holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Funds' quarterly holdings information is also provided in

                                                               SHAREHOLDER GUIDE

---------------------------


BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


---------------------------


If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund.



the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS
Dividends and Interest
Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends


The Mid Cap Opportunity Fund declares and pays any dividends at least once a year. The Balanced Fund declares and pays dividends quarterly.



Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.


Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or the Funds directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

SHAREHOLDER GUIDE

---------------------------


SEEK PROFESSIONAL ASSISTANCE.Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable


Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings related to an equity investment, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.



For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution.



Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.



MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.


The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Trustees of the Trust oversees the actions of the Manager and Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business of the Funds.



New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.



The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that are not the responsibility of the Funds. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2005, the Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:



                                                                     RATE PAID FOR THE
                                                                     FISCAL YEAR ENDED
                                                                        OCTOBER 31,
                                                                           2005
  Balanced Fund(1)                                                        0.75%

  Mid Cap Opportunity Fund                                                0.62%



1 .75% on assets to $1 billion; .73% on remainder of assets. Prior to May 15, 2005, the Manager was paid .75%.



For information regarding the basis for the Board's approval of the investment advisory contract for a Fund, please refer to the Fund's semi-annual shareholder report for the fiscal period ended April 30, 2005.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.


Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.

PORTFOLIO MANAGERS:


NYLIM uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.


BALANCED FUND--Joan M. Sabella and Tony Elavia

MID CAP OPPORTUNITY FUND--Kathy A. O'Connor and Jeffrey Sanders

PORTFOLIO MANAGER BIOGRAPHIES:


The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Fund each manages is available in the Statement of Additional Information.



TONY ELAVIA Mr. Elavia is a Senior Managing Director at NYLIM, and also is Chief Investment Officer of NYLIM Equity Investors Group. Mr. Elavia is a portfolio manager of the Balanced Fund. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.



KATHY A. O'CONNOR, CFA Ms. O'Connor has been managing the Mid Cap Opportunity Fund since its inception in 1994. She has been a Managing Director of NYLIM since December 2000. She worked at Towneley Capital Management, Inc. from 1987 to 2000. Ms. O'Connor has been a Director of the New York Society of Security Analysts since 1996. She holds a B.B.A. from the University of Massachusetts, an M.B.A. from Babson College, and is a Chartered Financial Analyst.


JOAN M. SABELLA Ms. Sabella has been managing the Balanced Fund since its inception in 1989. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.


JEFFREY D. SANDERS, CFA Mr. Sanders is a Managing Director of NYLIM since December 2000. Previously he worked at Towneley Capital Management from 1988 to 2000. Prior to joining Towneley, Mr. Sanders was a Vice President at Citicorp specializing in mergers and acquisitions, a corporate finance associate at Merrill Lynch Capital Markets and a geophysicist at Getty Oil Company. He received BS and MS degrees from the California Institute of Technology and a MBA from Boise State University in Idaho. Mr. Sanders is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR).

FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the periods ended October 31, 2005, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by other auditors.


Because the Funds' Class R3 shares had not yet commenced operations as of the date of this Prospectus, the financial highlights shown are for the Funds' Class I shares, which are not offered in this Prospectus.

                                                            FINANCIAL HIGHLIGHTS

MID CAP OPPORTUNITY FUND
(Selected per share data and ratios)


                                                                                CLASS I
                                      -------------------------------------------------------------------------------------------
                                                                                              JANUARY 1,
                                                                                                 2001
                                                   YEAR ENDED OCTOBER 31,                       THROUGH               YEAR ENDED
                                      -------------------------------------------------       OCTOBER 31,            DECEMBER 31,
                                       2005          2004          2003          2002            2001*                   2000
Net asset value at beginning of
 period.............................  $ 23.57       $ 21.01       $ 16.16       $ 16.30         $ 16.93                $ 16.06
                                      -------       -------       -------       -------         -------                -------
Net investment income (loss)........     0.12          0.05          0.08(a)       0.09            0.06                   0.06
Net realized and unrealized gain
 (loss) on investments..............     3.42          2.66          4.84         (0.14)          (0.69)                  0.88
                                      -------       -------       -------       -------         -------                -------
Total from investment operations....     3.54          2.71          4.92         (0.05)          (0.63)                  0.94
                                      -------       -------       -------       -------         -------                -------

Less dividends and distributions:
From net investment income..........    (0.06)          --          (0.07)        (0.09)            --                   (0.06)
From net realized gain on
 investments........................    (0.71)        (0.15)          --            --              --                   (0.01)
                                      -------       -------       -------       -------         -------                -------
Total dividends and distributions...    (0.77)        (0.15)        (0.07)        (0.09)            --                   (0.07)
                                      -------       -------       -------       -------         -------                -------
Net asset value at end of period....  $ 26.34       $ 23.57       $ 21.01       $ 16.16         $ 16.30                $ 16.93
                                      =======       =======       =======       =======         =======                =======
Total investment return.............    15.11%        12.97%        30.59%       (0.38%)          (3.72%)(b)              5.83%

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).......     0.78%         0.26%         0.47%         0.46%           0.41%+                 0.35%
 Net expenses.......................     1.04%         1.06%#        1.13%#        1.17%#          1.19%+#(c)             1.06%#
 Expenses (before reimbursement)....     1.27%         1.66%#        1.37%#        1.29%#          1.22%+#(c)             1.06%#
Portfolio turnover rate.............      153%           43%           90%           75%             69%                   114%
Net assets at end of period (in
 000's).............................  $23,379       $18,508       $13,617       $51,231         $56,907                $67,401



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and 0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Restated.

FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)

                                                                        CLASS I
                                     ------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------
                                       2005                2004                2003                 2002
Net asset value at beginning of
 period............................  $  25.43            $  24.07            $  20.41             $  20.78
                                     --------            --------            --------             --------
Net investment income..............      0.45                0.34                0.38(e)              0.48
Net realized and unrealized gain
 (loss) on investments.............      1.94                1.68                3.67                 0.00(b)
                                     --------            --------            --------             --------
Total from investment operations...      2.39                2.02                4.05                 0.48
                                     --------            --------            --------             --------

Less dividends and distributions:
From net investment income.........     (0.42)              (0.34)              (0.39)               (0.44)
From net realized gain on
 investments.......................     (0.46)              (0.32)                --                 (0.41)
                                     --------            --------            --------             --------
Total dividends and
 distributions.....................     (0.88)              (0.66)              (0.39)               (0.85)
                                     --------            --------            --------             --------
Net asset value at end of period...  $  26.94            $  25.43            $  24.07             $  20.41
                                     ========            ========            ========             ========
Total investment return............      9.46%               8.45%              20.13%                2.18%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.............      1.77%               1.42%               1.78%                2.30%
 Net expenses......................      0.86%               0.91%#              0.99%#               0.96%#
 Expenses (before waiver)..........      0.86%               0.91%#              1.03%#               1.02%#
Portfolio turnover rate............        93%                 42%                 51%                  62%
Net assets at end of period (in
 000's)............................  $269,652            $180,262            $147,519             $ 83,906

                                                   CLASS I
                                     -----------------------------------
                                     JANUARY 1,
                                        2001
                                       THROUGH               YEAR ENDED
                                     OCTOBER 31,            DECEMBER 31,
                                        2001*                   2000
Net asset value at beginning of
 period............................   $  20.82                $  19.53
                                      --------                --------
Net investment income..............       0.45(d)                 0.55
Net realized and unrealized gain
 (loss) on investments.............      (0.08)(d)                1.29
                                      --------                --------
Total from investment operations...       0.37                    1.84
                                      --------                --------
Less dividends and distributions:
From net investment income.........      (0.41)                  (0.55)
From net realized gain on
 investments.......................        --                      --
                                      --------                --------
Total dividends and
 distributions.....................      (0.41)                  (0.55)
                                      --------                --------
Net asset value at end of period...   $  20.78                $  20.82
                                      ========                ========
Total investment return............       1.80%(a)                9.64%
Ratios (to average net assets)/Supp
 Net investment income.............       2.59%+(d)               2.77%
 Net expenses......................       1.03%+#(c)              0.95%#
 Expenses (before waiver)..........       1.05%+#(c)              0.95%#
Portfolio turnover rate............         48%                     73%
Net assets at end of period (in
 000's)............................   $ 64,086                $ 65,309



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and 0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.
(c)  Restated.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)




(e) Per share data based on average shares outstanding during the period.

[NEW YORK LIFE INVESTMENT LOGO]

[RECYCLE LOGO]


No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.


Eclipse Funds


SEC File Number: 811-04847


For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                   MS01gR3-04/06

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                           CLASS A, CLASS B, CLASS C,
             CLASS I, CLASS R1, CLASS R2, CLASS R3, AND SWEEP SHARES


               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054


                                  MARCH 1, 2006
                           (as revised APRIL 28, 2006)



     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2006, for the Class A, Class B, Class C, Class I, Class R1, Class R2 and Sweep shares, and the prospectus dated April 28, 2006 for the Class R3 shares, of certain separate investment series (collectively, the "Funds" or "MainStay Funds") of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).


     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

     The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended October 31, 2005 as presented in the 2005 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

     The following funds are offered only to residents of certain states and only while present or through intermediaries in those states: The MainStay Large Cap Opportunity Fund is offered only to residents of Connecticut, Maryland, New Jersey and New York. The MainStay Growth Equity Fund is offered only to residents of Connecticut, New Jersey and New York.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
MAINSTAY FUNDS
   Eclipse Funds Inc. (THE "COMPANY") ...................................      5
   Eclipse Funds (THE "TRUST") ..........................................      5
   The Manager and Subadvisor ...........................................      5
ADDITIONAL INFORMATION ABOUT THE FUNDS ..................................      5
   MainStay All Cap Growth Fund .........................................      5
   MainStay S&P 500 Index Fund ..........................................      6
   MainStay Mid Cap Opportunity Fund ....................................      6
   MainStay Small Cap Opportunity Fund ..................................      6
   MainStay All Cap Value Fund ..........................................      7
   MainStay Intermediate Term Bond Fund .................................      7
   MainStay Indexed Bond Fund ...........................................      8
   MainStay Cash Reserves Fund ..........................................      8
   MainStay Short Term Bond Fund ........................................      9
   MainStay Income Manager Fund .........................................     10
   MainStay Balanced Fund ...............................................     10
   MainStay Floating Rate Fund ..........................................     11
   MainStay Large Cap Opportunity Fund ..................................     11
   MainStay Growth Equity Fund ..........................................     12
   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE
   FUNDS ................................................................     12
FUNDAMENTAL INVESTMENT RESTRICTIONS .....................................     16
   Applicable to the Company ............................................     16
   Applicable to the Trust ..............................................     18
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS .................................     19
   Applicable to the Company ............................................     19
   Applicable to the Trust ..............................................     21
   Non-Fundamental Investment Policies Related to Fund Names ............     21
   ARBITRAGE ............................................................     22
   BANK OBLIGATIONS .....................................................     22
   BORROWING ............................................................     23
   BRADY BONDS ..........................................................     23
   COMMERCIAL PAPER .....................................................     23
   CONVERTIBLE SECURITIES ...............................................     23
   DEBT SECURITIES ......................................................     24
   DEPOSITARY RECEIPTS ..................................................     25
   DOLLAR-WEIGHTED AVERAGE MATURITY .....................................     25
   EXCHANGE TRADED FUNDS ................................................     26
   FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED ........     26
   FLOATING AND VARIABLE RATE SECURITIES ................................     27
   FLOATING RATE LOANS ..................................................     28
   FOREIGN CURRENCY TRANSACTIONS ........................................     29
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES ...............     31
   FOREIGN INDEX-LINKED INSTRUMENTS .....................................     32
   FOREIGN SECURITIES ...................................................     32
   FUTURES TRANSACTIONS .................................................     33
   ILLIQUID SECURITIES ..................................................     38
   INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS ...................     38
   LENDING OF PORTFOLIO SECURITIES ......................................     39
   LOAN PARTICIPATION INTERESTS .........................................     39
   MORTGAGE DOLLAR ROLLS ................................................     40
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES ...................     40
   MUNICIPAL SECURITIES .................................................     45
   OPTIONS ON FOREIGN CURRENCIES ........................................     47
   OPTIONS ON SECURITIES ................................................     48
   REAL ESTATE INVESTMENT TRUSTS ("REITs") ..............................     51
   REPURCHASE AGREEMENTS ................................................     52
   RESTRICTED SECURITIES ................................................     52
   REVERSE REPURCHASE AGREEMENTS ........................................     53

   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS") ...........     53
   RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER ...............     54
   SECURITIES INDEX OPTIONS .............................................     55
   SECURITIES OF OTHER INVESTMENT COMPANIES .............................     55
   SHORT SALES AGAINST THE BOX ..........................................     56
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT ...............................     56
   STRIPPED SECURITIES ..................................................     56
   SWAP AGREEMENTS ......................................................     56
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS .......................     57
   UNFUNDED LOAN COMMITMENTS ............................................     58
   U.S. GOVERNMENT SECURITIES ...........................................     58
   WARRANTS .............................................................     59
   WHEN-ISSUED SECURITIES ...............................................     59
   ZERO COUPON BONDS ....................................................     59
BOARD MEMBERS AND OFFICERS ..............................................     60
   Board Members ........................................................     60
   Officers .............................................................     60
   Compensation .........................................................     63
   Code of Ethics .......................................................     63
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR .........................     63
   Management Agreement .................................................     63
   Sub-Advisory Agreement ...............................................     66
   Distribution Agreement ...............................................     66
   Distribution Plans ...................................................     67
   Shareholder Services Plan; Service Fees ..............................     72
PURCHASES AND REDEMPTIONS ...............................................     72
PROXY VOTING POLICIES AND PROCEDURES ....................................     73
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     76
PORTFOLIO MANAGERS ......................................................     77
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................     79
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE ..........................     86
   How to Purchase Shares of the Funds ..................................     86
   General Information ..................................................     86
   By Mail ..............................................................     86
   By Telephone .........................................................     86
   By Wire ..............................................................     87
   Additional Investments ...............................................     87
   Systematic Investment Plans ..........................................     87
   Other Information ....................................................     87
ALTERNATIVE SALES ARRANGEMENTS ..........................................     88
   Initial Sales Charge Alternative Class A Shares ......................     88
   Purchases At Net Asset Value .........................................     90
   Reduced Sales Charges On Class A Shares ..............................     90
   Special Incentive Compensation Arrangements ..........................     91
   Letter Of Intent (LOI) ...............................................     91
   Contingent Deferred Sales Charge, Class A ............................     91
   Contingent Deferred Sales Charge, Class B ............................     92
   Contingent Deferred Sales Charge, Class C ............................     93
   Redemption Fee .......................................................     94
NET ASSET VALUE .........................................................     94
   How Portfolio Securities are Valued ..................................     94
TAX INFORMATION .........................................................     96
Character of Distributions to Shareholders ..............................     97
   Capitalization .......................................................    102
   Effective Maturity ...................................................    102
   Control Persons and Beneficial Share Ownership of the Funds ..........    102
   Independent Registered Public Accounting Firm ........................    115
   Legal Counsel ........................................................    115
   Transfer Agent .......................................................    115
   Custodian ............................................................    115

   Registration Statement ...............................................    115
APPENDIX A ..............................................................    A-1

ECLIPSE FUNDS INC. (THE "COMPANY")

     The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

     Shares of the Company are currently offered in fifteen separate portfolios, eleven of which are discussed in this SAI: MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Income Manager Fund, MainStay Floating Rate Fund, MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund. Each of these Funds, except for the MainStay Floating Rate Fund, is diversified.

ECLIPSE FUNDS (THE "TRUST")

     The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

     Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund. Each of the Funds is diversified.

     The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Family of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR

     New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

     The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.

     The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

     The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

     The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

     Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 INDEX FUND

     In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP OPPORTUNITY FUND

     The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

     - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

     - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

     - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

     - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.




MAINSTAY SMALL CAP OPPORTUNITY FUND

     The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

     In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

     Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.




MAINSTAY ALL CAP VALUE FUND

     The MainStay All Cap Value Fund intends to purchase those securities that it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

     Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

     The Fund normally invests in equity securities with value characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Value Index. The Fund normally invests at least 80% of its assets in equity securities.

     The Fund may also invest in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

     The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.

     The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

     The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

MAINSTAY INTERMEDIATE TERM BOND FUND

     In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

     The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

     The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

     The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND

     The MainStay Indexed Bond Fund invests primarily in a representative sample of the securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

     The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

     The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND

     The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

     Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

     Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

     The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

     The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

     The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

     The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

     The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

     In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.


     The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.


MAINSTAY INCOME MANAGER FUND (formerly MainStay Asset Manager Fund)

     The MainStay Income Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

     The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

     At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

     The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

MAINSTAY BALANCED FUND

     The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

     The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

     The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

     The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

     The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".


     The Fund also may invest up to 5% of its total assets in warrants.



MAINSTAY FLOATING RATE FUND

     The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

     The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.




MAINSTAY LARGE CAP OPPORTUNITY FUND

     The MainStay Large Cap Opportunity Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell 1000(R) Index. The Fund invests primarily in large-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

     In selecting stocks, the Manager uses several models that attempt to forecast the return of stocks relative to the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to competitors and to companies in other industries.

     The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

     Under normal conditions, the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading or cash flows or for temporary defensive purposes.

     The Fund may lend up to 33 1/3% of its total assets.




     The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

MAINSTAY GROWTH EQUITY FUND

     The MainStay Growth Equity Fund normally invests at least 80% of its assets in equity securities. The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the RUSSELL 1000(R) GROWTH INDEX) over the long term.

     The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors such as those listed below, not general economic conditions.

     In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

     The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

- If the company's short-term relative performance deteriorates significantly;

- If the company falls below the median in the Manager's quantitative universe; or

-    If the Manager engages in periodic rebalancing of the Fund.

     Typically, the Manager intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies.




INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

     NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ANTICIPATED USE OF INVESTMENTS

The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

                                                          All    All
                                                          Cap    Cap               Cash    Floating  Growth   Income  Indexed
                                                        Growth  Value  Balanced  Reserves    Rate    Equity  Manager    Bond
                                                         Fund    Fund    Fund      Fund      Fund     Fund     Fund     Fund
                                                        ------  -----  --------  --------  --------  ------  -------  -------
Arbitrage
Bank Obligations                                                  X                  X         X                X        X
Borrowing                                                                            X
Brady Bonds
Commercial Paper                                           X      X        X         X         X        X                X
Common Stock                                               X      X        X                            X       X
Convertible Securities                                                                                          X
Debt Securities                                                            X         X         X                X        X
Depositary Receipts                                        X      X        X         X                  X
Exchange Traded Funds                                             X
Floating and Variable Rate Securities                                                X                          X        X
Floating Rate Loans                                                                            X                X
Foreign Currency Transactions
Foreign Government and Supranational Entity Securities                                                                   X
Foreign Index-Linked Instruments
Foreign Securities                                                X        X         X         X                X        X
Futures Transactions                                              X                                             X        X
High Yield Securities ("Junk Bonds")                                                           X                X
Illiquid Securities                                                                            X
Lending of Portfolio Securities                            X               X         X                  X
Loan Participation Interests                                                         X         X
Mortgage Dollar Rolls                                                                                                    X
Mortgage-Related and Other Asset-Backed Securities                         X         X                          X        X
Municipals                                                                           X                                   X
Options on Foreign Currencies
Options on Securities                                             X
Preferred Stock                                            X                                            X       X
Real Estate Investment Trusts ("REITS")                                                                         X        X
Repurchase Agreements                                                      X         X         X
Restricted Securities                                                                          X
Reverse Repurchase Agreements                                                        X         X
Securities Index Options
Securities of Other Investment Companies                          X                  X


                                                        Intermediate     Large         Mid               Short     Small
                                                            Term          Cap          Cap      S&P 500   Term      Cap
                                                            Bond      Opportunity  Opportunity   Index    Bond  Opportunity
                                                            Fund          Fund         Fund       Fund    Fund      Fund
                                                        ------------  -----------  -----------  -------  -----  -----------
Arbitrage
Bank Obligations                                              X                                    X       X
Borrowing
Brady Bonds                                                   X
Commercial Paper                                              X                         X          X       X         X
Common Stock                                                               X            X          X                 X
Convertible Securities                                                                  X
Debt Securities                                               X                                            X
Depositary Receipts
Exchange Traded Funds
Floating and Variable Rate Securities                         X                                            X
Floating Rate Loans
Foreign Currency Transactions
Foreign Government and Supranational Entity Securities        X
Foreign Index-Linked Instruments
Foreign Securities                                            X                         X                  X         X
Futures Transactions                                                                    X          X                 X
High Yield Securities ("Junk Bonds")                          X
Illiquid Securities                                           X
Lending of Portfolio Securities                                                         X                  X         X
Loan Participation Interests                                  X
Mortgage Dollar Rolls                                         X                                            X
Mortgage-Related and Other Asset-Backed Securities            X                                            X
Municipals                                                    X
Options on Foreign Currencies
Options on Securities
Preferred Stock                                                                                                      X
Real Estate Investment Trusts ("REITS")                       X            X            X
Repurchase Agreements                                                                                                X
Restricted Securities                                         X            X                               X
Reverse Repurchase Agreements
Securities Index Options
Securities of Other Investment Companies                                   X            X                            X

                                                          All    All
                                                          Cap    Cap               Cash    Floating  Growth   Income  Indexed
                                                        Growth  Value  Balanced  Reserves    Rate    Equity  Manager    Bond
                                                         Fund    Fund    Fund      Fund      Fund     Fund     Fund     Fund
                                                        ------  -----  --------  --------  --------  ------  -------  -------
Short Sales Against the Box
Sources of Liquidity or Credit Support
Stripped Securities
Swap Agreements
Temporary Defensive Positions; Cash Equivalents                                      X
U.S. Government Securities                                                 X         X                                   X
Warrants                                                   X
When-Issued Securities                                            X                  X         X
Zero Coupon Bonds                                                                    X


                                                        Intermediate     Large         Mid               Short     Small
                                                            Term          Cap          Cap      S&P 500   Term      Cap
                                                            Bond      Opportunity  Opportunity   Index    Bond  Opportunity
                                                            Fund          Fund         Fund       Fund    Fund      Fund
                                                        ------------  -----------  -----------  -------  -----  -----------
Short Sales Against the Box
Sources of Liquidity or Credit Support
Stripped Securities
Swap Agreements
Temporary Defensive Positions; Cash Equivalents
U.S. Government Securities                                    X                                    X       X
Warrants
When-Issued Securities                                                                                     X
Zero Coupon Bonds                                             X                                            X

SPECIAL CONSIDERATIONS FOR   MAINSTAY ALL CAP GROWTH FUND,
                             MAINSTAY ALL CAP VALUE FUND,
                             MAINSTAY S&P 500 INDEX FUND,
                             MAINSTAY MID CAP OPPORTUNITY FUND,
                             MAINSTAY SMALL CAP OPPORTUNITY FUND,
                             MAINSTAY INCOME MANAGER FUND,
                             MAINSTAY BALANCED FUND AND
                             MAINSTAY INDEXED BOND FUND

     "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

     The MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

     The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

     In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

     The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

     The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $340 million to $9.4 billion.

     The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004 the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $70 million to $4.9 billion.

     The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

     The Citigroup Board Investment Grade (BIG) Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

     - The stocks to be included in the index sample are selected according to the following procedures:

     - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

     - The same ratio is calculated for the entire market called "market alpha."

     - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

     - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

     The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

     Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

     -    a delisting of the stock,

     -    suspensions from trading for more than 10 trading sessions, and

     - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

     In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

     The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. Fundamental restrictions # 2 and #3 do not apply to the MainStay Floating Rate Fund, which is a non-diversified fund.

     Each of the Company's Funds may not:

     (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board. As of the date of this SAI, MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Growth Equity Fund, MainStay Large Cap Opportunity Fund, and MainStay S&P 500 Index Fund relied on the GICS classifications, and MainStay Cash Reserves Fund, MainStay Income Manager Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, and MainStay Short Term Bond Fund relied on the classifications provided by Bloomberg, L.P. The MainStay Floating Rate Fund will rely on classifications provided by Moody's. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.;

     (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

     (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

     (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

     (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
          (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

APPLICABLE TO THE TRUST

     The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

     Each of the Trust's Funds may not:

     (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

     (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

     (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     (5) invest more than 25% of the value of its total assets in any one industry. For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, GICS or any other reasonable industry classification system approved by the Board. As of the date of this SAI, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund relied on the GICS classifications, and MainStay Balanced Fund relied on the classifications provided by Bloomberg, L.P. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval;

     (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

     (7)  purchase or acquire commodities or commodity contracts;

     (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

     (9) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

     (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

     (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     (13) participate on a joint, or a joint and several, basis in any securities trading account; or

     (14) invest in companies for the purpose of exercising control.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

     In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

     Under these non-fundamental restrictions, each of the Company's Funds may not:


     - acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.





In addition, the following non-fundamental investment restrictions apply:

     - The MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund and MainStay All Cap Value Fund may not invest in floating and variable rate debt instruments.

     - The MainStay Cash Reserves Fund may invest in a floating rate debt instrument if there is a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

     - The MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) Index and the BIG Index, respectively.

     - The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

     - The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

     - The MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund do not limit their investments in collateralized mortgage obligation residuals to less than 5% of each of their respective net assets.

     - The MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     - The MainStay Large Cap Opportunity Fund may not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     - The MainStay Large Cap Opportunity Fund may not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

     - The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

     - The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Income Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

     For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

APPLICABLE TO THE TRUST

     In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

     Under these non-fundamental restrictions, each of the Trust's Funds may not:


     (1) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


     (2) lend securities such that the total market value of securities loaned exceeds 20% of the Fund's total assets;

     (3) invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under "Bank Obligations";

     (4) purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     The following non-fundamental investment restrictions also apply:

          - The MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund may not invest in mortgage pass-through securities.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

     Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

            NAME OF FUND                             NON-FUNDAMENTAL INVESTMENT POLICY
            ------------                             ---------------------------------
MainStay Floating Rate Fund            To invest, under normal circumstances, at least 80% of its assets in floating rate loans
MainStay Growth Equity Fund            To invest, under normal circumstances, at least 80% of its assets equity securities
MainStay Income Manager Fund           To invest, under normal circumstances, at least 80% of its assets in income-producing securities
MainStay Intermediate Term Bond Fund   To invest, under normal circumstances, at least 80% of its assets in debt securities
MainStay Indexed Bond Fund             To invest, under normal circumstances, at least 80% of its total assets in debt securities connoted by the designated index (currently the BIG Index)
MainStay Large Cap Opportunity Fund    To invest, under normal circumstances, at least 80% of its assets in securities of large capitalization U.S. companies
MainStay Mid Cap Opportunity Fund      To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as
                                       defined in the current prospectus for the Fund
MainStay S&P 500 Index Fund            To invest, under normal circumstances, at least 80% of its total assets in stocks connoted by the S&P 500(R) Index
MainStay Short Term Bond Fund          To invest, under normal circumstances, at least 80% of its assets in debt securities
MainStay Small Cap Opportunity Fund    To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund

UNLESS OTHERWISE INDICATED ABOVE, EACH FUND MAY INVEST IN THE FOLLOWING SECURITIES AND ENGAGE IN THESE PARTICULAR INVESTMENT PRACTICES OR TECHNIQUES:

ARBITRAGE

Funds may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. Funds may invest in CDs, time deposits, and other short-term obligations issued by S&Ls.

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have a capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

BORROWING

A Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's NAV per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Fund's shares.

BRADY BONDS

Funds may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Funds may invest up to 5% of their total assets in commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

DOLLAR-WEIGHTED AVERAGE MATURITY

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

EXCHANGE TRADED FUNDS

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Fund's aggregate obligations to firm commitments.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

The MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Floating Rate Fund and MainStay Large Cap Opportunity Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

A Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Fund's aggregate obligations under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Fund's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above

It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

To different degrees, the MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Short Term Bond Fund and MainStay Income Manager Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The MainStay Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The MainStay Balanced Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds" ability to invest in foreign index-linked instruments

FOREIGN SECURITIES

A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

The MainStay All Cap Growth Fund, MainStay Indexed Bond Fund, MainStay Income Manager Fund, MainStay All Cap Value Fund and MainStay Large Cap Opportunity Fund may invest in countries with emerging markets. Countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES


A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the MainStay Cash Reserves Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund.


Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.


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

LENDING OF PORTFOLIO SECURITIES

A Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. With respect to the Company, the total market value of securities loaned will not exceed one-third or 33 1/3% of the total assets of a Fund. With respect to the Trust, the total market value of securities loaned will not exceed 20% of the total assets of a Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust and the Company, on behalf of certain of the Funds, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. Under the guidelines adopted by the Board, the agent is not permitted to lend more than 5% of a Fund's total assets to any one counterparty.

Subject to exemptive relief granted by the SEC to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the


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

agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price and will designate which assets are being so maintained on its books and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related


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

securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

A Fund will invest in mortgage-related (or other asset-backed) securities either
(1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.


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

Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.


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Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid


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

securities. Each of the Funds, except MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, limits its investment in CMO residuals to less than 5% of its net assets.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and in the case of the MainStay Cash Reserves Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds that do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

Project Notes are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

There may be other types of municipal securities that become available that are similar to the foregoing described municipal securities in which each Fund may invest.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees/Directors. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Income Level and Credit Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

Tax Considerations. The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Fund and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains and designates on its books and records the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains and designates on its books and records the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains and designates on its books and records, liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains and designates on its books and records the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Trustees.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the


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

security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement and will designate which assets are being so maintained on their books and records.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.


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

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Certain securities in which the Funds may invest may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

     The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

     The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertaking to make a market in the 144A security; and

     (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b)  the 4(2) commercial paper is rated:

     (i)  in one of the two highest rating categories by at least two NRSROs; or

     (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

     (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

SECURITIES INDEX OPTIONS

A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SHORT SALES AGAINST THE BOX

A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintaining liquid assets to avoid any potential leveraging of the Fund's portfolio.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks

(certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

UNFUNDED LOAN COMMITMENTS

     The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

     Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

     Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

     Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.

     The Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Funds' net asset values.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. A Fund will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are being so maintained on their books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

     The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                  BOARD MEMBERS

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                         IN FUND         OTHER
                         POSITION(S)                 TERM OF                                             COMPLEX     DIRECTORSHIPS
                             WITH                    OFFICE                      PRINCIPAL              OVERSEEN        HELD BY
NAME AND                   COMPANY/                AND LENGTH                  OCCUPATION(S)          BY DIRECTOR/     DIRECTOR/
DATE OF BIRTH               TRUST                  OF SERVICE               DURING PAST 5 YEARS          TRUSTEE        TRUSTEE
-------------------   -----------------   ---------------------------   ---------------------------   ------------   -------------
LAWRENCE GLACKEN      Director/ Trustee   Indefinite; Director since    Retired.                           18        None
10/22/27                                  1991 and Trustee since 2000

PETER MEENAN (1)      Director/ Trustee   Indefinite; Director and      Consultant; President and          18        Trustee, The
12/5/41                                   Trustee since 2002            Chief Executive Officer of                   Vantagepoint
                                                                        Babson-United,  Inc.                         Funds.
                                                                        (2000-2004); Head of Global
                                                                        Funds, Citicorp (1995 to
                                                                        1999).

ROBERT P. MULHEARN    Director/ Trustee   Indefinite; Director since    Retired.                           19        None
3/11/47                                   1991 and Trustee since 2000

SUSAN B. KERLEY (2)   Director/ Trustee   Indefinite; Director since    President, Strategic               18        Director,
8/12/51                                   1991 and Trustee since 2000   Management Advisors LLC.                     SSB/Citi
                                                                                                                     Mutual Funds.

(1)  Mr. Meenan has been appointed Chairman of the Audit Committee.


(2) Ms. Kerley has been elected the Chairman of the Board of Directors/Trustees.


                                    OFFICERS*

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                          POSITION(S)         TERM OF                                                      IN FUND         OTHER
                              WITH            OFFICE                                                      COMPLEX      DIRECTORSHIPS
NAME AND                    COMPANY/        AND LENGTH                                                   OVERSEEN         HELD BY
DATE OF BIRTH                TRUST          OF SERVICE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY OFFICER       DIRECTOR
--------------------   -----------------   -----------   -------------------------------------------   ------------   --------------
GARY E. WENDLANDT      Chief Executive     Indefinite;   Chief Executive Officer, Chairman, and             58        None
10/8/50                Officer             since 2005    Manager, New York Life Investment
                                                         Management LLC (including predecessor
                                                         advisory organizations) and New York Life
                                                         Investment Management Holdings LLC;
                                                         Executive Vice President, New York Life
                                                         Insurance Company; Executive Vice President
                                                         and Manager, NYLIFE LLC; Chairman, McMorgan
                                                         & Company LLC, Madison Capital Funding LLC,
                                                         and NYLCAP Manager LLC; Manager, MacKay
                                                         Shields LLC; Executive Vice President, New
                                                         York Life Insurance and Annuity
                                                         Corporation; Chairman, Chief Executive
                                                         Officer, and Director, MainStay VP Series
                                                         Fund, Inc. (Chairman and Chief Executive
                                                         Officer since January 2002, and Director
                                                         since November 2001); Chairman, Chief
                                                         Executive Officer, and Trustee, The
                                                         MainStay Funds (Chairman since 2002, Chief
                                                         Executive Officer since 2004, and Trustee
                                                         since 2000); Executive Vice President and
                                                         Chief Investment Officer, MassMutual Life
                                                         Insurance Company (1993 to 1999).

ROBERT A. ANSELMI      Chief Legal         Indefinite;   Senior Managing Director, General Counsel          64        None
10/19/46               Officer             since 2003    and Secretary, New York Life Investment
                                                         Management LLC (including predecessor
                                                         advisory organizations); General Counsel
                                                         and Secretary, New York Life Investment
                                                         Management Holdings LLC; Senior Vice
                                                         President, New York Life Insurance Company;
                                                         Vice President and Secretary, McMorgan &
                                                         Company LLC; Secretary, NYLIM Service
                                                         Company LLC, NYLCAP Manager LLC, and
                                                         Madison Capital Funding LLC; Chief Legal
                                                         Officer, The MainStay Funds McMorgan Funds
                                                         and MainStay VP Series Fund, Inc.; Managing
                                                         Director and Senior Counsel, Lehman
                                                         Brothers Inc. (October 1998 to December
                                                         1999); General Counsel and Managing
                                                         Director, JP Morgan Investment Management
                                                         Inc. (1986 to September 1998).

PATRICK G. BOYLE       Executive Vice      Indefinite;   Executive Vice President, New York Life            18        New York
11/24/53               President           since 2003    Investment Management LLC (including                         LifeTrust
                                                         predecessor advisory organizations); Senior                  Company;
                                                         Managing Director, New York Life Investment                  Madison
                                                         Management LLC, (including predecessor                       Capital
                                                         advisory organizations) (2000 to 2002);                      Funding LLC
                                                         Senior Vice President, Pension Department,
                                                         New York Life Insurance Company (1991 to
                                                         2000); Director, Eclipse Funds Inc. (1990
                                                         to 2003); Trustee, New York Life Investment
                                                         Management Institutional Funds (2002 to
                                                         2003).]

CHRISTOPHER O. BLUNT   President           Indefinite;   Executive Vice President, New York Life            37        None
5/13/62                                    since 2005    Investment Management LLC and New York Life
                                                         Investment Management Holdings LLC; Manager
                                                         and Executive Vice President, NYLIM Product
                                                         Distribution, NYLIFE Distributors LLC;
                                                         Chairman, NYLIM Service Company LLC;
                                                         Chairman and Class C Director, New York
                                                         Life Trust Company, FSB; Chairman, New York
                                                         Life Trust Company; President, The MainStay
                                                         Funds; Chairman and Chief Executive
                                                         Officer, Giving Capital, Inc. (2001 to June
                                                         2004); Chief Marketing Officer -- Americas,
                                                         Merrill Lynch Investment Managers (1999 to
                                                         2001); President, Mercury Funds
                                                         Distributors (1999 to 2001).

ARPHIELA ARIZMENDI     Treasurer, and      Indefinite;   Director of Fund Accounting and                    64        None
10/26/56               Principal           since 2005    Administration, New York Life Investment
                       Financial and                     Management LLC (since); Treasurer, and
                       Accounting                        Principal Financial and Accounting Officer,
                       Officer                           The MainStay Funds, McMorgan Funds and
                                                         MainStay VP Series Fund, Inc. (since
                                                         December 2005); Assistant Treasurer, The
                                                         MainStay Funds, Eclipse Funds, Eclipse
                                                         Funds Inc., McMorgan Funds and MainStay VP
                                                         Series Fund, Inc. (1992-2005).

TONY ELAVIA            Senior Vice         Since 2005    Senior Managing Director, New York Life            18        None
1/11/56                President                         Investment Management LLC; Chief Investment
                                                         Officer of NYLIM Equity Investors Group;
                                                         Managing Director and Senior Portfolio
                                                         Manager of the Large Cap Growth team of
                                                         Putnam Investments (1998 to 2004).

SCOTT T. HARRINGTON    Vice President --   Since 2005    Director, New York Life Investment                 58        None
2/8/59                 Administration                    Management LLC (including predecessor
                                                         advisory organizations); Vice President --
                                                         Administration, MainStay VP Series Fund,
                                                         Inc., The MainStay Funds (since June 2005).

ALISON H. MICUCCI      Vice President --   Since 2004    Managing Director and Chief Compliance             58        None
12/16/65               Compliance                        Officer, New York Life Investment
                                                         Management LLC; Chief Compliance Officer,
                                                         New York Life Investment Management
                                                         Holdings LLC; Managing Director,
                                                         Compliance, NYLIFE Distributors LLC; Vice
                                                         President - Compliance, The MainStay Funds
                                                         and MainStay VP Series Fund, Inc.; Deputy
                                                         Chief Compliance Officer, New York Life
                                                         Investment Management LLC (September 2002
                                                         to June 2003); Vice President and
                                                         Compliance Officer, Goldman Sachs Asset
                                                         Management (November 1999 to August 2002).

MARGUERITE E.H.        Secretary           Since 2004    Managing Director and Associate General            58        None
MORRISON                                                 Counsel, New York Life Investment
3/26/56                                                  Management LLC; Managing Director and
                                                         Secretary, NYLIFE Distributors LLC;
                                                         Secretary, The MainStay Funds and MainStay
                                                         VP Series Fund, Inc.; Chief Legal Officer -
                                                         Mutual Funds and Vice President and
                                                         Corporate Counsel, The Prudential Insurance
                                                         Company of America (2000 to June 2004).

RICHARD W. ZUCCARO     Vice President --   Since 1991    Vice President, New York Life Insurance            58        None
12/12/49               Tax                               Company; Vice President, New York Life
                                                         Insurance and Annuity Corporation, New York
                                                         Life Trust Company, FSB, NYLIFE Insurance
                                                         Company of Arizona, NYLIFE LLC, and NYLIFE
                                                         Securities Inc.; Vice President, Tax,
                                                         NYLIFE Distributors LLC; Tax Vice
                                                         President, New York Life International,
                                                         LLC, New York Life Trust Company, and NYLIM
                                                         Service Company LLC; Vice President - Tax,
                                                         The MainStay Funds and MainStay VP Series
                                                         Fund, Inc.

* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, Eclipse Funds, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

     The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were four Audit Committee meetings held during the fiscal year ended October 31, 2005.

     The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were no Nominating Committee meetings held during the fiscal year ended October 31, 2005.

     The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include: Gary
E. Wendlandt, Arphiela Arizmendi, Alison Micucci, Marguerite E. H. Morrison, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2005.

     The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Alison Miccuci, Marguerite E. H. Morrison, Ravi Akhoury, Gary E. Wendlandt and Arphiela Arizmendi. There were no Subcommittee meetings held during the fiscal year ended October 31, 2005.

     As of December 31, 2005, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE     REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
BOARD MEMBER                            COMPANY                                IN FAMILY OF INVESTMENT COMPANIES
------------------   ---------------------------------------------   ----------------------------------------------------
Lawrence Glacken     Over $100,000 (All Cap Growth Fund)             Over $100,000
Peter Meenan         $10,001 - $50,000 (Floating Rate Fund)          $10,001 - $50,000
Robert P. Mulhearn   Over $100,000                                   Over $100,000
Susan B. Kerley      $50,001 - $100,000 (Cash Reserves Fund)         Over $100,000
                     $10,001 - $50,000 (Floating Rate Fund)
                     $10,001 - $50,000 (Moderate Asset Allocation)

     As of December 31, 2005, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

NON-INTERESTED BOARD MEMBERS

                      NAME OF OWNERS AND RELATIONSHIP           TITLE OF                         PERCENT OF
NAME OF BOARD MEMBER          TO BOARD MEMBER          COMPANY    CLASS   VALUE OF SECURITIES**     CLASS
--------------------  -------------------------------  -------  --------  ---------------------  ----------
Lawrence Glacken      N/A                                 --       --     None                       --
Peter Meenan          N/A                                 --       --     None                       --
Robert P. Mulhearn    N/A                                 --       --     None                       --
Susan B. Kerley       N/A                                 --       --     None                       --

COMPENSATION


     The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2005, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, the Subadvisor or the Distributor, are paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board of Directors/Trustees receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for the Company and the Trust.


     COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY
                                 AND THE TRUST

                                                             PENSION OR
                                                             RETIREMENT                        TOTAL COMPENSATION
                        AGGREGATE          AGGREGATE      BENEFITS ACCRUED  ESTIMATED ANNUAL    FROM COMPANY AND
                    COMPENSATION FROM  COMPENSATION FROM   AS PART OF FUND    BENEFITS UPON   FUND COMPLEX PAID TO
BOARD MEMBER           THE COMPANY         THE TRUST          EXPENSES         RETIREMENT         BOARD MEMBER
------------        -----------------  -----------------  ----------------  ----------------  --------------------
Lawrence Glacken        $50,782.46         $ 9,117.54     None              None                   $59,900.00
Susan B. Kerley         $57,287.68         $10,112.32     None              None                   $67,400.00
Peter Meenan            $57,287.68         $10,112.32     None              None                   $67,400.00
Robert P. Mulhearn      $50,782.46         $ 9,117.54     None              None                   $59,900.00

     The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Funds' Chief Compliance Officer.

     As of January 31, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

CODE OF ETHICS

     The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, amended and restated as of September 28, 2005; and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly owned subsidiary of New York Life.

     The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Floating Rate Fund, MainStay Large Cap Opportunity Fund and MainStay Growth Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Floating Rate Fund at an in-person meeting held on March 31, 2004. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Large Cap Opportunity Fund in a meeting held on June 29, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Growth Equity Fund in a meeting held on September 28, 2005. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

     On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement, which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

     From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

     Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.


     Except for the expenses to be paid by the Manager as described in the Prospectus, the Company or Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors/Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Company's/Trust's custodian and transfer agent; (4) the charges and expenses of the Company/Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company/Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Company/Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Company/Trust and of its shares with the SEC and registering the Company/Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company/Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and
(13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.


     For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

     For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the amount of the management fee paid by the Funds to NYLIM was as follows:

                               FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                               -----------------   -----------------   -----------------
MainStay All Cap Growth Fund       $2,471,271          $2,753,532          $2,772,451
MainStay All Cap Value Fund        $1,201,853          $1,309,453          $1,323,673
MainStay Income Manager Fund       $2,239,424          $1,980,383          $2,348,463
MainStay Balanced Fund             $6,023,561          $1,960,096          $  888,860
MainStay Cash Reserves Fund        $2,401,986          $2,475,666          $2,839,248

MainStay Floating Rate Fund(1)            $3,542,818   $  689,724          N/A
MainStay Growth Equity Fund(2)                   N/A          N/A          N/A
MainStay Indexed Bond Fund                $1,466,215   $1,174,506   $  861,503
MainStay Intermediate Term Bond Fund      $  993,065   $1,252,713   $1,026,770
MainStay Large Cap Opportunity Fund(3)    $    7,709          N/A          N/A
MainStay Mid Cap Opportunity Fund         $  687,213   $  190,634   $  435,716
MainStay Short Term Bond Fund             $  575,808   $  605,154   $  223,513
MainStay Small Cap Opportunity Fund       $4,014,003   $2,050,915   $1,219,011
MainStay S&P 500 Index Fund               $5,494,727   $5,750,788   $3,856,021

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.


Effective May 15, 2005, with respect to certain Funds, the Manager has entered into a written expense limitation agreement to waive a portion of its management fee or reimburse expenses to the extent that that such Fund's Class I total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage for its Class I shares, as specified in the Funds' Prospectus from time to time. An equivalent reduction will apply to Class A, Class B, Class C, Class R1 , Class R2 and Class R3 shares of those Funds. In addition, the Manager of the Funds has entered into written expense limitation agreements under which it agreed to reimburse the transfer agent expenses of Class A, B and C shares of the following Funds so that the total ordinary expenses of each Fund's Class A shares (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) exceed a certain percentage for its Class A shares, as specified in the Funds' Prospectus from time to time. An equivalent reduction will apply to Class B and Class C shares of those Funds. These expense limitation agreements may be modified or terminated only with the approval of the Board, except for the agreements for MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, which terminate on October 31, 2006. Prior to May 15, 2005, all expense limitations were voluntary (except for the limitation applicable to the S&P 500 Index Fund) and could have been revised or terminated at any time. In connection with these expense limitations, NYLIM assumed the following expenses for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003:


                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                          -----------------   -----------------   -----------------
MainStay All Cap Growth Fund                  $  123,402          $  194,726          $  308,733
MainStay All Cap Value Fund                   $  156,248          $  183,259          $  261,135
MainStay Income Manager Fund                  $  288,200          $  648,477          $  824,308
MainStay Balanced Fund                        $    2,296                 N/A          $   51,032
MainStay Cash Reserves Fund                   $  431,544          $  516,731          $  587,013
MainStay Floating Rate Fund(1)                       N/A                 N/A                 N/A
MainStay Growth Equity Fund(2)                       N/A                 N/A                 N/A
MainStay Indexed Bond Fund                    $  528,248          $  370,987          $  317,065
MainStay Intermediate Term Bond Fund          $  230,222          $  302,744          $  211,423
MainStay Large Cap Opportunity Fund(3)        $   23,523                 N/A                 N/A
MainStay Mid Cap Opportunity Fund             $  206,679          $  126,156          $  115,167
MainStay Short Term Bond Fund                 $  171,076          $  181,458          $  140,658
MainStay Small Cap Opportunity Fund                  N/A                 N/A          $   90,559
MainStay S&P 500 Index Fund                   $2,020,606          $3,188,303          $2,414,940

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     Effective July 7, 2005 Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

SUB-ADVISORY AGREEMENT

     Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund and MainStay All Cap Value Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:

                FUND                   PERCENTAGE OF AVERAGE DAILY NET ASSETS
                ----                   --------------------------------------
MainStay All Cap Growth Fund                            0.25%
MainStay All Cap Value Fund                             0.25%
MainStay Intermediate Term Bond Fund                    0.20%
MainStay Short Term Bond Fund                           0.15%

     The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Income Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

     The Subadvisor has authorized all of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

     The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the amount of the Sub-Advisory fees paid by NYLIM to MacKay Shields for the applicable Funds was as follows:

                                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                FUND                    OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                ----                   -----------------   -----------------   -----------------
MainStay All Cap Growth Fund                $726,824            $660,614            $679,233
MainStay All Cap Value Fund                 $353,476            $319,577            $327,912
MainStay Intermediate Term Bond Fund        $290,319            $286,877            $227,570
MainStay Short Term Bond Fund               $143,952            $151,289            $ 46,454

DISTRIBUTION AGREEMENT

     NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

     The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

     The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on March 29, 2005.

DISTRIBUTION PLANS


     The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class B, Class C, Class R2, and Class R3 shares. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.


     The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.


     Under the Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.


     Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

     Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.


     Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.


     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).


     The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1, 2004. The Class R3 shares of the MainStay Balanced Fund and MainStay Mid Cap Opportunity Fund were first offered on April 28, 2006. Therefore, no fees were paid pursuant to the Class R3 12b-1 Plans as of the date of this SAI.


     For the fiscal year ended October 31, 2005, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/05

                                            AMOUNT OF FEE       AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE
                                          PURSUANT TO CLASS   PURSUANT TO CLASS    PURSUANT TO    PURSUANT TO CLASS
                  FUND                          A PLAN              B PLAN         CLASS C PLAN        R2 PLAN
                  ----                    -----------------   -----------------   -------------   -----------------
MainStay All Cap Growth Fund                  $   35,423          $   58,692        $   11,185              N/A
MainStay All Cap Value Fund                   $   28,453          $   63,089        $   12,609              N/A
MainStay Income Manager Fund                  $  169,620          $  296,823        $   47,365              N/A
MainStay Balanced Fund                        $  547,342          $1,532,689        $  834,976         $117,266
MainStay Floating Rate Fund                   $1,015,954          $  510,905        $1,287,093              N/A
MainStay Indexed Bond Fund                    $  145,674                 N/A               N/A              N/A
MainStay Growth Equity Fund(1)                       N/A                 N/A               N/A              N/A
MainStay Intermediate Term Bond Fund          $   19,460          $   36,723        $   14,219              N/A
MainStay Large Cap Opportunity Fund(2)        $       32          $      128        $      129              N/A
MainStay Mid Cap Opportunity Fund             $   63,627          $  176,425        $  131,009              N/A
MainStay Short Term Bond Fund                 $   14,713                 N/A               N/A              N/A
MainStay Small Cap Opportunity Fund           $  201,059          $  336,349        $  202,245              N/A
MainStay S&P 500 Index Fund                   $  761,670                 N/A               N/A              N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/04

                                         AMOUNT OF FEE       AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE
                                       PURSUANT TO CLASS   PURSUANT TO CLASS    PURSUANT TO    PURSUANT TO CLASS
                FUND                         A PLAN              B PLAN         CLASS C PLAN        R2 PLAN
                ----                   -----------------   -----------------   -------------   -----------------
MainStay All Cap Growth Fund                $ 24,539            $ 13,112          $  2,096              N/A
MainStay All Cap Value Fund                 $ 15,696            $ 14,984          $  3,763              N/A
MainStay Balanced Fund                      $122,021            $224,718          $101,924          $11,181
MainStay Floating Rate Fund                 $189,697            $138,248          $247,328              N/A
MainStay Indexed Bond Fund                  $ 88,423                 N/A               N/A              N/A
MainStay Income Manager Fund                $ 95,860            $ 83,284          $ 13,629              N/A
MainStay Intermediate Term Bond Fund        $ 13,825            $ 14,468          $  4,976              N/A
MainStay Mid Cap Opportunity Fund           $  5,683            $ 19,663          $ 17,337              N/A
MainStay Short Term Bond Fund               $ 14,684                 N/A               N/A              N/A
MainStay Small Cap Opportunity Fund         $ 18,193            $ 58,766          $ 19,248              N/A
MainStay S&P 500 Index Fund                 $514,544                 N/A               N/A              N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal years ended October 31, 2005 and October 31, 2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

                                             YEAR ENDED         YEAR ENDED
                  FUND                    OCTOBER 31, 2005   OCTOBER 31, 2004
                  ----                    ----------------   ----------------
MainStay All Cap Growth Fund                  $ 16,980           $  8,472
MainStay All Cap Value Fund                   $ 15,837           $  9,807
MainStay Income Manager Fund                  $ 78,343           $ 66,836
MainStay Balanced Fund                        $503,657           $195,549
MainStay Floating Rate Fund                   $277,907           $ 87,983
MainStay Growth Equity Fund(1)                     N/A
MainStay Indexed Bond Fund                    $  4,920           $  2,867
MainStay Intermediate Term Bond Fund          $  5,001           $  5,234
MainStay Large Cap Opportunity Fund(2)        $     84                N/A
MainStay Mid Cap Opportunity Fund             $ 62,251           $ 18,903
MainStay Short Term Bond Fund                 $  3,055           $  3,585
MainStay Small Cap Opportunity Fund           $136,428           $ 40,819
MainStay S&P 500 Index Fund                   $ 44,086           $ 24,290

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal years ended October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                             YEAR ENDED         YEAR ENDED
                  FUND                    OCTOBER 31, 2005   OCTOBER 31, 2004
                  ----                    ----------------   ----------------
MainStay All Cap Growth Fund                  $  6,574            $ 1,236
MainStay All Cap Value Fund                   $ 10,115            $ 1,099
MainStay Income Manager Fund                  $ 40,741            $10,553
MainStay Balanced Fund                        $166,737            $32,801
MainStay Floating Rate Fund                   $ 91,213            $15,058
MainStay Growth Equity Fund(1)                     N/A                N/A
MainStay Intermediate Term Bond Fund          $  5,024            $   201
MainStay Large Cap Opportunity Fund(2)              --                N/A
MainStay Mid Cap Opportunity Fund             $ 11,095            $ 1,369
MainStay Small Cap Opportunity Fund           $ 22,269            $ 8,887

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal years ended October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                             YEAR ENDED         YEAR ENDED
                  FUND                    OCTOBER 31, 2005   OCTOBER 31, 2004
                  ----                    ----------------   ----------------
MainStay All Cap Growth Fund                  $    828            $   217
MainStay All Cap Value Fund                   $  1,321            $ 1,031
MainStay Income Manager Fund                  $  1,471            $   799
MainStay Balanced Fund                        $ 34,048            $ 5,555
MainStay Floating Rate Fund                   $153,453            $10,657
MainStay Growth Equity Fund(1)                     N/A
MainStay Intermediate Term Bond Fund          $    173            $   360
MainStay Large Cap Opportunity Fund(2)             N/A                N/A
MainStay Mid Cap Opportunity Fund             $  4,851            $   450
MainStay Small Cap Opportunity Fund           $  8,753            $   471

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                 TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                   WITH
                           AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                     364          2,091          47,661         84,418           47,786        34,525       216,845
All Cap Value                      240          1,680          31,449         82,637           28,671        22,781       167,457
Income Manager                   1,463         10,017         191,767        389,468          216,417       138,913       948,045
Balanced                        13,860         32,381       1,817,035      1,408,685        2,165,442     1,316,230     6,753,633
Floating Rate                  287,018         60,087       3,672,990        603,460        1,629,055     2,660,652     8,654,261
Growth Equity(1)                    --             --              --             --               --            --            --
Indexed Bond                       484          8,603          63,460         66,436          103,571        45,969       288,524
Intermediate Term Bond             124          1,148          16,281         21,438           16,433        11,794        67,219
Large Cap Opportunity(2)            --             --              --             --               --            --            --
Mid Cap Opportunity              2,444          3,769         320,352        198,220          276,232       232,058     1,033,075
S&P 500 Index                    5,396         44,961         707,420        311,309          485,482       512,443     2,067,012
Short Term Bond                    220            869          28,895         25,458           10,649        20,931        87,022
Small Cap Opportunity           13,302         11,934       1,734,863        333,498          667,284     1,263,225     4,033,107

     For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                 TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                   WITH
                           AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                    117             868         15,282         59,968             9,740       11,070         97,044
All Cap Value                     100             932         13,050         52,307            10,572        9,453         86,414
Income Manager                    465           4,385         61,000        253,152            47,286       44,188        410,477
Balanced                        3,332          22,670        436,792        889,863         1,168,036      316,405      2,837,098
Floating Rate                     528           7,552         69,262        146,443           158,013       50,172        431,370
Growth Equity(1)                   --              --             --             --                --           --             --
Indexed Bond                       --              --             --             --                --           --             --
Intermediate Term Bond             27             542          3,588         13,579             8,046        2,599         28,382
Large Cap Opportunity(2)           --              --             --             --                --           --             --
Mid Cap Opportunity               386           2,611         50,591        151,021            86,907       36,647        328,163
S&P 500 Index                      --              --             --             --                --           --             --
Short Term Bond                    --              --             --             --                --           --             --
Small Cap Opportunity             674           4,976         88,367        244,517           190,225       64,011        592,770

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal years ended October 31, 2003, October 31, 2004, and October 31, 2005, the MainStay Cash Reserve Fund's Sweep Shares paid $704,737, $670,023, and $668,457, respectively, pursuant to the 12b-1 Plan.

     For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                 TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                   WITH
                           AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                     89             166          11,707         6,355             8,326        8,481         35,125
All Cap Value                      61             186           8,024         4,891             6,876        5,812         25,852
Asset Manager                     202             700          26,501        17,476            24,945       19,197         89,021
Floating Rate                   8,064          19,034       1,057,148       164,029         1,176,394      765,780      3,190,449
Balanced                        8,237          12,364       1,079,800       110,669         1,124,844      782,189      3,118,103
Growth Equity(1)                   --              --              --            --                --           --             --
Indexed Bond                       --              --              --            --                --           --             --
Intermediate Term Bond             31             210           4,109         4,738             4,897        2,976         16,963
Large Cap Opportunity(2)           --              --              --            --                --           --             --
Mid Cap Opportunity             1,316           1,940         172,524        10,994           183,561      124,974        495,310
S&P 500 Index                      --              --              --            --                --           --             --
Short Term Bond                    --              --              --            --                --           --             --
Small Cap Opportunity           3,148           3,001         412,639        19,497           413,210      298,908      1,150,403

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                                                                                                       APPROXIMATE
                                           PRINTING AND                                                               TOTAL AMOUNT
                                              MAILING                                                                   SPENT BY
                                           PROSPECTUSES   COMPENSATION                                                   NYLIFE
                                             TO OTHER          TO                                                      DISTRIBUTOR
                          SALES MATERIAL   THAN CURRENT   DISTRIBUTION   COMPENSATION TO   COMPENSATION TO            WITH RESPECT
                         AND ADVERTISING   SHAREHOLDERS     PERSONNEL    SALES PERSONNEL    BROKER DEALERS   OTHER*      TO FUND
                         ---------------   ------------   ------------   ---------------   ---------------   ------   ------------
All Cap Growth                  --                --             --              --                 --           --           --
All Cap Value                   --                --             --              --                 --           --           --
Floating Rate                   --                --             --              --                 --           --           --
Mid Cap Opportunity             --                --             --              --                 --           --           --
S&P 500 Index                   --                --             --              --                 --           --           --
Small Cap Opportunity           --                --             --              --                 --           --           --
Indexed Bond                    --                --             --              --                 --           --           --
Intermediate Term Bond          --                --             --              --                 --           --           --
Short Term Bond                 --                --             --              --                 --           --           --
Income Manager                  --                --             --              --                 --           --           --
Balanced                       741             6,941         97,119           3,461             87,425       70,351      266,038

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES


     The Board has adopted a separate shareholder services plan with respect to the Class R1, Class R2, and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2, and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1, Class R2, and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2, and Class R3 shares.



     Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2, and Class R3 shares, these services are in addition to those services that may be provided under the Class R2, and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.


     Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.


     Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1, Class R2, and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both
(i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.


     Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PURCHASES AND REDEMPTIONS


     Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, Class R2, and Class R3 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.


     Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions).

These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

     The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

     For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

     The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular
Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

     Certain of the Funds have entered into a committed line of credit with Investors Bank & Trust Company, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of Directors/Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investment Management LLC (the "Manager"), subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The

Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the following Funds:
Balanced, Cash Reserves, Floating Rate, Growth Equity, Income Manager, Indexed Bond, Large Cap Opportunity, Mid Cap Opportunity, S&P 500 Index, and Small Cap Opportunity.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

- Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manger/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

- Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

- Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

- Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

SUBADVISOR PROXY VOTING GUIDELINES. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

ALL CAP GROWTH, ALL CAP VALUE, INTERMEDIATE TERM BOND, AND SHORT TERM BOND
FUNDS.

     The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields

     MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses ISS as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay's Compliance Committee. If MacKay's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay's guidelines with respect to certain typical proxy votes.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

     In addition, the Manager may share the Funds' non-public portfolio holdings information with pricing services and other service providers to the Funds, including Investors Bank and Trust Company, who require access to such information in order to fulfill their contractual duties to the Funds; as of the date of this SAI, those service providers are Investors Bank and Trust Company, KPMG LLP, Russell Mellon, ISS, IDC, Princeton Financial Systems and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis; as of the date of this SAI, those entities are: Bloomberg, Morningstar, Standard & Poor's, Thompson Financial, and Lipper. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

     All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; (2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and
(3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

     Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

     PORTFOLIO MANAGERS

     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2005 is set forth below:

                                       NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                                        ACCOUNT TYPE                    THE ADVISORY FEE IS BASED ON PERFORMANCE
                         FUNDS        -----------------------------------------------  ------------------------------------------
                       MANAGED BY       REGISTERED     OTHER POOLED                    REGISTERED   OTHER POOLED
    PORTFOLIO          PORTFOLIO        INVESTMENT      INVESTMENT                     INVESTMENT    INVESTMENT
     MANAGER            MANAGER           COMPANY        VEHICLES      OTHER ACCOUNTS    COMPANY      VEHICLES     OTHER ACCOUNTS
    ---------      -----------------  --------------  --------------  ---------------  ----------  --------------  --------------
Claude             Short Term                2 RICs,               0      5 Accounts,           0               0               0
Athaide            Bond Fund          $  953,624,094                  $   649,967,962
                                                   0               0                0           0

Mark C. Boyce      Cash Reserves                                                                        1 Account               0
                   Fund                                                                            $2,258,580,077

Rudy Carryl        All Cap                   8 RICs,               0     26 Accounts,           0               0      1 Account,
                   Growth Fund        $4,120,307,142                  $ 1,612,712,816                              $   22,734,317

David Clement      Cash                            0               0                0           0       1 Account               0
                   Reserves Fund                                                                   $2,258,580,077


Paul Cunningham    Indexed                     1 RIC       1 Account       9 Accounts           0               0               0
                   Bond Fund          $   99,689,208  $2,137,194,144  $55,334,000,000                              $

Robert Dial        Floating                    1 RIC       1 Account                0           0       9 CDO/CLO               0
                   Rate Fund          $  116,079,150  $   94,699,666                               $3,542,639,217

Tony Elavia        Balanced                        0               0                0           0               0               0
                   Fund, Income       $            0
                   Manager Fund

Gary Goodenough    Intermediate              6 RICs,      1 Account,     45 Accounts,           0               0      3 Accounts,
                   Term Bond          $2,325,912,131  $   21,698,171  $ 3,982,637,297                              $1,156,387,461
                   Fund, Short Term
                   Bond Fund

Christopher Harms  Intermediate              3 RICs,      1 Account,     42 Accounts,           0               0               0
                   Term Bond          $2,029,986,439  $   21,698,171  $ 3,771,796,138
                   Fund

Anthony Malloy     Floating                    1 RIC      1 Account,                0           0       9 CDO/CLO               0
                   Rate Fund          $  116,079,150  $   94,699,666                               $3,542,639,217

Devon McCormick    Income                          0               0                0           0               0               0
                   Manager Fund

Kathy O'Connor     Large Cap                  2 RICs               0      17 Accounts           0               0               3
                   Opportunity        $ 34,245,59180                  $   716,056,407                              $  325,202,169
                   Fund, Mid Cap
                   Opportunity Fund,
                   Small Cap
                   Opportunity Fund

Francis J. Ok      S&P 500                    2 RICs               0       6 Accounts           0               0               0
                   Index Fund         $1,986,550,658                  $ 1,147,039,524

Richard A. Rosen   All Cap                   6 RICs,               0      30 Accounts           0               0      2 Accounts,
                   Value Fund         $                                                                            $

Joan M. Sabella    Balanced Fund              3 RICs               0       8 Accounts           0               0               0
                                      $  179,580,445                  $   104,127,109

Jeffrey Sanders    Large Cap                  2 RICs               0      17 Accounts           0               0               3
                   Opportunity        $   34,245,591                  $   716,056,407                              $  325,202,169
                   Fund, Mid Cap
                   Opportunity

                   Fund, Small
                   Cap Opportunity
                   Fund

Donald Serek       Indexed Bond                1 RIC                      19 Accounts           0               0       0 Account
                   Fund                  $99,689,208               0  $57,513,336,831

Mark T. Spellman   All Cap Value
                   Fund                                                                                            $

Ed Spelman         All Cap Growth
                   Fund                     10 RICs,               0     43 Accounts,           0               0   2 Accounts, $
                                                                                                                       1 Account

Harish Kumar                          $                               $                                            $    2,028,887

     Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

          - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

          - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

          - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest, NYLIM and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

     Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM and MacKay Shields LLC has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

     NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

     As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO MANAGER                   FUND                  $ RANGE OF OWNERSHIP
-----------------   -----------------------------------   --------------------
Claude Athaide      --                                                      $0
Mark C. Boyce       --                                                      $0
Rudy Carryl         MainStay All Cap Growth Fund             $100,001-$500,000
                    Mainstay Capital Appreciation Fund              $1-$10,000
                    Mainstay Total Return Fund                      $1-$10,000
                    Mainstay Mid Cap Growth Fund                    $1-$10,000
David Clement       --                                                      $0
Paul Cunningham     --                                                      $0
Robert Dial         --                                                      $0
Tony Elavia         --                                                      $0
Gary Goodenough     --                                                      $0
Chris Harms         MainStay All Cap Growth Fund             $100,001-$500,000
Anthony Malloy      MainStay Floating Rate Fund
Devon McCormick     --                                     $10,001-$ 50,000 $0
Kathy O'Connor      MainStay Small Cap Opportunity Fund       $10,001-$ 50,000
Francis J. Ok       --                                                      $0
Richard A. Rosen    Mainstay All Cap Value Fund              $100,000-$500,000
                    Mainstay Value Fund                      $100,000-$500,000
Joan M. Sabella     MainStay Balanced Fund                    $10,001-$ 50,000
                    MainStay Small Cap Opportunity Fund       $10,001-$ 50,000
Jeffrey Sanders     MainStay Small Cap Opportunity Fund      $100,001-$500,000
                    MainStay Large Cap Opportunity Fund                     $0
                    MainStay Balanced Fund                   $100,001-$500,000
Donald Serek        --                                                      $0
Mark T. Spellman    --                                                      $0
Ed Spelman          All Cap Growth Fund                      $100,000-$500,000
                    Mainstay Small Cap Growth Fund           $100,000-$500,000
                    Mainstay Capital Appreciation Fund     $500,001-$1,000,000
                    Mainstay Total Return Fund                      $1-$10,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Directors have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.




     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

     The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

     The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

     TOTAL BROKERAGE COMMISSIONS PAID (1)

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                            OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003
                                           -----------------   -----------------   -----------------
MainStay All Cap Growth Fund                   $  208,426          $  379,094           $305,590
MainStay All Cap Value Fund                    $  198,407          $  255,383           $316,811
MainStay Income Manager Fund                   $   96,007          $   216969           $620,936
MainStay Balanced Fund                         $  948,382          $  374,722           $318,289
MainStay Cash Reserves Fund(1)                        N/A                 N/A                N/A
MainStay Floating Rate Fund(2)                        N/A                 N/A                N/A
MainStay Growth Equity Fund(3)                        N/A
MainStay Intermediate Term Bond Fund(1)               N/A                 N/A                N/A
MainStay Indexed Bond Fund(1)                         N/A                 N/A                N/A
MainStay Large Cap Opportunity Fund(4)         $      741                 N/A                N/A
MainStay Mid Cap Opportunity Fund              $  150,128          $   51,158           $187,855
MainStay Small Cap Opportunity Fund            $1,349,900          $1,038,405           $807,315
MainStay Short Term Bond Fund(1)                     N/A                 N/A                N/A
MainStay S&P 500 Index Fund                    $  116,376          $   36,389           $166,120

(1) The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods.

(2) The Floating Rate Fund commenced operations on April 15, 2004 and paid no brokerage commissions prior to that date.

(3)  The MainStay Growth Equity Fund commenced operations on November 4, 2005.

(4) The MainStay Large Cap Opportunity fund commenced investment operations on July 29, 2005.

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2005 and the dollar amount of the transactions involved.

                                                TOTAL AMOUNT OF
                                               TRANSACTIONS WHERE          TOTAL BROKERAGE
                                          COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                             THAT PROVIDED RESEARCH     BROKERS THAT PROVIDED
                  FUND                              SERVICES                   RESEARCH
                  ----                    ---------------------------   ---------------------
MainStay All Cap Growth Fund                      $37,246,669                  $46,329
MainStay All Cap Value Fund                       $27,133,261                  $36,374
MainStay Income Manager Fund                      $ 4,381,467                  $ 6,981
MainStay Balanced Fund                            $31,684,023                  $54,486
MainStay Cash Reserves Fund                               N/A                      N/A
MainStay Floating Rate Fund                               N/A                      N/A
MainStay Growth Equity Fund(1)                            N/A                      N/A
MainStay Intermediate Term Bond Fund                      N/A                      N/A
MainStay Indexed Bond Fund                                N/A                      N/A
MainStay Large Cap Opportunity Fund(2)                    N/A                      N/A
MainStay Mid Cap Opportunity Fund                 $ 2,835,596                  $ 4,701
MainStay Small Cap Opportunity Fund               $41,850,709                  $75,680
MainStay Short Term Bond Fund                             N/A                      N/A
MainStay S&P 500 Index Fund                       $ 5,324,828                  $ 5,653

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2004 and the dollar amount of the transactions involved.

                                             TOTAL AMOUNT OF
                                            TRANSACTIONS WHERE          TOTAL BROKERAGE
                                       COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                          THAT PROVIDED RESEARCH     BROKERS THAT PROVIDED
                FUND                             SERVICES                   RESEARCH
                ----                   ---------------------------   ---------------------
MainStay All Cap Growth Fund                   $150,355,701                 $154,793
MainStay All Cap Value Fund                    $ 80,262,245                 $100,601
MainStay Income Manager Fund                   $ 63,920,794                 $ 63,680
MainStay Balanced Fund                         $ 50,814,012                 $ 95,680
MainStay Cash Reserves Fund                             N/A                      N/A
MainStay Floating Rate Fund                             N/A                      N/A
MainStay Growth Equity Fund                             N/A                      N/A
MainStay Intermediate Term Bond Fund                    N/A                      N/A
MainStay Indexed Bond Fund                              N/A                      N/A
MainStay Large Cap Opportunity Fund                     N/A                      N/A
MainStay Mid Cap Opportunity Fund              $  7,057,040                 $ 12,884
MainStay Small Cap Opportunity Fund            $178,804,082                 $442,588
MainStay Short Term Bond Fund                           N/A                      N/A
MainStay S&P 500 Index Fund                    $  4,616,823                 $  5,029

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2003 and the dollar amount of the transactions involved.

                                             TOTAL AMOUNT OF
                                           TRANSACTIONS WHERE           TOTAL BROKERAGE
                                       COMMISSIONS PAID TO BROKERS    COMMISSIONS PAID TO
                                         THAT PROVIDED RESEARCH      BROKERS THAT PROVIDED
                FUND                            SERVICES                   RESEARCH
                ----                   ---------------------------   ---------------------
MainStay All Cap Growth Fund                   $ 74,893,830                 $ 91,572
MainStay All Cap Value Fund                    $ 43,552,322                 $ 61,661
MainStay Income Manager Fund                   $417,861,116                 $317,560
MainStay Balanced Fund                         $ 69,117,089                 $144,872
MainStay Cash Reserves Fund                             N/A                      N/A
MainStay Floating Rate Fund                             N/A                      N/A
MainStay Growth Equity Fund
MainStay Intermediate Term Bond Fund                    N/A                      N/A
MainStay Indexed Bond Fund                              N/A                      N/A
MainStay Large Cap Opportunity Fund                     N/A                      N/A
MainStay Mid Cap Opportunity Fund              $ 48,319,215                 $101,183
MainStay Small Cap Opportunity Fund            $136,470,752                 $377,580
MainStay Short Term Bond Fund                           N/A                      N/A
MainStay S&P 500 Index Fund                    $108,134,529                 $ 97,114

     As of October 31, 2005, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

               FUND                                          BROKER-DEALER                            MARKET VALUE
               ----                                          -------------                            ------------
MainStay All Cap Growth Fund        American Express Co. (common stock)                                $ 2,040,570
                                    Credit Suisse First Boston LLC (time deposit)                      $ 2,394,274

MainStay All Cap Value Fund         Bank of America Corp. (common stock)                               $ 2,967,934
                                    Citigroup, Inc. (common stock)                                     $ 5,925,445
                                    Credit Suisse First Boston LLC (time deposit)                      $   842,148
                                    Goldman Sachs Group, Inc. (common stock)                           $ 1,882,913
                                    JPMorgan Chase & Co. (common stock)                                $ 3,239,258
                                    Merrill Lynch & Co., Inc. (common stock)                           $ 3,353,531
                                    Morgan Stanley (common stock)                                      $ 1,496,275
                                    PNC Financial Services Group, Inc. (The) (common stock)            $   789,230
                                    State Street Bank (common stock)                                   $ 1,938,573
                                    UBS AG (time deposit)                                              $   561,432
                                    UBS Finance Delaware LLC (commercial paper)                        $ 3,280,000
                                    Wachovia Corp. (common stock)                                      $ 1,364,040

MainStay Mid Cap Opportunity Fund   A G. Edwards, Inc. (common stock)                                  $ 1,321,908
                                    Credit Suisse First Boston, Inc. (time deposit)                    $ 1,153,345
                                    UBS AG (time deposit)                                              $   768,897

MainStay S&P 500 Index Fund         American Express Credit Corp.(common stock)                        $ 8,780,971
                                    Bank of America Corp. (common stock)                               $24,986,388
                                    Bear Stearns Cos., Inc. (The) (common stock                        $ 1,679,892
                                    Citigroup, Inc. (common stock)                                     $33,650,955
                                    Charles Schwab Corp. (The) (common stock)                          $ 2,245,390
                                    Credit Suisse First Boston LLC (time deposit)                      $ 6,905,813
                                    Goldman Sachs Group, Inc. (common stock)                           $ 8,360,134
                                    JPMorgan Chase & Co. (common stock)                                $18,288,138
                                    Lehman Brothers Holdings Inc. (common stock)                       $ 4,632,545
                                    Merrill Lynch & Co., Inc. (common stock)                           $ 8,561,865
                                    Morgan Stanley & Co., Inc. (common stock)                          $ 8,399,000
                                    State Street Bank (common stock)                                   $ 2,576,203
                                    UBS AG (time deposit)                                              $ 4,603,876

MainStay Cash Reserves Fund         Citigroup Inc. (repurchase agreement)                              $48,497,000
                                    JPMorgan Chase & Co.(commercial paper)                             $ 9,978,333

MainStay Indexed Bond Fund          Bank of America (corporate bond)                                   $   239,849
                                    Bank of America (corporate bond)                                   $   253,062
                                    Bank of America (corporate bond)                                   $   256,998
                                    Bank of America (corporate bond)                                   $   551,959
                                    Bear Stearns Cos.,Inc. (corporate bond)                            $   255,472

                                    Citigroup Inc.(corporate bond)                                     $   287,443
                                    Citigroup Inc.(corporate bond)                                     $   338,584
                                    Citigroup Inc.(corporate bond)                                     $   250,854
                                    Citigroup Inc.(corporate bond)                                     $   102,673
                                    Citigroup Inc.(corporate bond)                                     $   249,132
                                    Credit Suisse First Boston USA, Inc. (corporate bond)              $   120,819
                                    Credit Suisse First Boston USA, Inc. (corporate bond)              $   239,783
                                    Credit Suisse First Boston USA, Inc. (corporate bond)              $    98,680
                                    Credit Suisse First Boston USA, Inc. (corporate bond)              $   266,932
                                    Credit Suisse First Boston USA, Inc. (time deposit)                $ 2,960,435
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $   239,781
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $   613,642
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $   459,641
                                    JPMorgan Chase & Co. (corporate bond)                              $   241,568
                                    JPMorgan Chase & Co. (corporate bond)                              $   487,148
                                    JPMorgan Chase & Co. (corporate bond)                              $   205,447
                                    JPMorgan Chase & Co. (corporate bond)                              $   534,647
                                    Lehman Brothers Holdings, Inc. (corporate bond)                    $   193,469
                                    Lehman Brothers Holdings, Inc. (corporate bond)                    $   251,359
                                    Lehman Brothers Holdings, Inc. (corporate bond)                    $   261,028
                                    Mellon Funding Corp. (corporate bond)                              $   246,688
                                    Merrill Lynch & Co. (corporate bond)                               $   248,622
                                    Merrill Lynch & Co. (corporate bond)                               $   257,813
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   242,896
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   334,706
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   172,734
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   251,613
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   187,642
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   188,212
                                    Wachovia Bank National Association (corporate bond)                $   500,207
                                    Wachovia Bank National Association (corporate bond)                $   242,248

MainStay Intermediate Bond Fund     American Express Credit Corp. (commercial paper)                   $ 4,781,156
                                    Bank of America Inc. (mortgage-backed securities)                  $   205,836
                                    Bank of America Inc. (mortgage-backed securities)                  $   744,354
                                    Bear Stearns Cos., Inc. (corporate bond)                           $   441,986
                                    Citibank Global Markets (foreign corporate bonds)                  $   360,125
                                    Citigroup Commercial Mortgage Trust (mortgage backed securities)   $   731,354
                                    Citigroup/Deutsche Bank (mortgage backed securities)               $   540,140
                                    Credit Suisse First Boston Corp. (time deposit)                    $   133,317
                                    Goldman Sachs Group, Inc. (corporate bond)                         $   501,384
                                    Goldman Sachs Group, Inc. (corporate bond)                         $   439,020
                                    Merrill Lynch, Mortgage Trust (mortgage-backed securities)         $   853,349
                                    Merrill Lynch, Mortgage Trust (mortgage-backed securities)         $ 1,371,298
                                    Merrill Lynch & Co. (commercial paper)                             $   149,792
                                    Merrill Lynch Funds (investment companies)                         $ 1,940,594
                                    Morgan Stanley & Co., Inc. (mortgage-backed securities)            $   520,238
                                    Morgan Stanley & Co., Inc. (commercial paper)                      $   194,875
                                    Wachovia Bank National Association (mortgage-backed securities)    $   324,474

MainStay Short Term Bond Fund       Bank of America (mortgage-backed securities)                       $   136,278
                                    Citigroup (mortgage backed securities)                             $   702,265
                                    Credit Suisse First Boston Corp. (time deposit)                    $   191,926
                                    JPMorgan Chase & Co. (mortgage-backed securities)                  $ 1,337,408
                                    Merrill Lynch Mortgage Trust (mortgage-backed securities)          $ 1,256,320
                                    Morgan Stanley Capital I (mortgage-backed securities)              $   376,114
                                    UBS AG (time deposit)                                              $   127,951
                                    Wachovia Bank National Association (mortgage-backed securities)    $   907,755


MainStay Income Manager Fund        AG Edwards, Inc.(common stock)                                     $   359,297
                                    Bank of America Corp. (corporate bond)                             $   513,996
                                    Bear Stearns Cos.,Inc. (corporate bond)                            $   252,418
                                    Citibank Credit Card (corporate bond)                              $   996,501
                                    Citigroup Inc. (corporate bond)                                    $   486,035
                                    Citigroup Inc. (corporate bond)                                    $   249,132
                                    Credit Suisse First Boston USA, Inc.(corporate bond)               $   248,837
                                    Credit Suisse First Boston Corp. (time deposit)                    $ 1,548,833
                                    Goldman Sachs Group, Inc. (corporate bond)                         $   153,214
                                    Goldman Sachs Group, Inc. (corporate bond)                         $   100,945
                                    Goldman Sachs Group, Inc. (common stock)                           $   289,514
                                    JPMorgan Chase & Co. (corporate bond)                              $   256,809
                                    Lehman Brothers Holdings, Inc. (corporate bond)                    $    96,735
                                    Lehman Brothers Holdings, Inc. (corporate bond)                    $   156,617

                                    Lehman Brothers Holdings, Inc. (common stock)                      $   278,113
                                    Merrill Lynch & Co. (common stock)                                 $   944,816
                                    Merrill Lynch & Co. (corporate bond)                               $   246,462
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   134,030
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   134,437
                                    Morgan Stanley & Co., Inc. (common stock)                          $ 1,103,761
                                    Wachovia Bank National Association (corporate bond)                $   250,104
                                    Wachovia Corp.(corporate bond)                                     $   103,233

MainStay Balanced Fund              AG Edwards, Inc.(common stock)                                     $ 4,912,294
                                    American Express Credit Corp. (corporate bond)                     $ 1,006,604
                                    Bank of America Corp. (corporate bond)                             $ 1,103,919
                                    Bank of America Corp. (corporate bond)                             $ 1,656,132
                                    Bear Stearns Cos.,Inc. (corporate bond)                            $ 1,072,553
                                    Bear Stearns Cos.,Inc. (corporate bond)                            $ 3,551,938
                                    Bear Stearns Cos.,Inc. (corporate bond)                            $ 2,101,944
                                    Bear Stearns Cos.,Inc. (common stock)                              $ 7,519,418
                                    Citigroup Inc. (corporate bond)                                    $   657,237
                                    Citigroup Inc. (corporate bond)                                    $ 1,570,958
                                    Credit Suisse First Boston (corporate bond)                        $ 5,720,882
                                    Credit Suisse First Boston (corporate bond)                        $ 4,651,619
                                    Credit Suisse First Boston (time deposit)                          $ 5,203,603
                                    Deutsche Bank Financial (corporate bond)                           $ 1,336,655
                                    Deutsche Bank (time deposit)                                       $ 3,469,068
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $   892,725
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $ 2,554,445
                                    Goldman Sachs Group, Inc. (The) (corporate bond)                   $ 8,251,948
                                    JPMorgan & Co. (corporate bond)                                    $   275,261
                                    JPMorgan Chase &Co. (corporate bond)                               $ 1,470,082
                                    JPMorgan Chase &Co. (corporate bond)                               $ 1,055,547
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)               $ 1,985,660
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)               $   503,723
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)               $ 1,408,496
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)               $ 4,325,752
                                    Lehman Brothers Inc. Holdings, Inc. (corporate bond)               $ 1,049,963
                                    Lehman Brothers Inc.(corporate bond)                               $ 1,657,616
                                    Lehman Brothers Inc.(corporate bond)                               $   310,640
                                    Lehman Brothers Inc. Holdings, Inc. (common stock)                 $10,087,583
                                    Merrill Lynch & Co. (corporate bond)                               $   996,410
                                    Merrill Lynch & Co. (corporate bond)                               $   427,412
                                    Merrill Lynch & Co. (corporate bond)                               $ 8,597,548
                                    Merrill Lynch & Co. (corporate bond)                               $ 1,155,686
                                    Merrill Lynch & Co. (corporate bond)                               $ 1,802,705
                                    Merrill Lynch & Co. (common stock)                                 $12,950,395
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $   884,649
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $ 3,014,069
                                    Morgan Stanley & Co., Inc. (corporate bond)                        $ 3,687,462
                                    Morgan Stanley & Co., Inc. (common stock)                          $12,042,293
                                    UBS AG (time deposit)                                              $ 3,469,069
                                    Wachovia Corp. (corporate bond)                                    $   437,423
                                    Wachovia Corp. (corporate bond)                                    $ 1,992,338
                                    Wachovia Corp. (corporate bond)                                    $ 2,391,920
                                    Wachovia Corp. (corporate bond)                                    $ 1,809,738

     A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

     The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION


     Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C, Class R2, and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.


     The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase. As the conversion feature was established on October 24, 1997, the first conversion from Class B to Class A shares occurred on December 31, 2005. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $499.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

     Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

     For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

     An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

     STATE STREET BANK AND TRUST COMPANY

     ABA NO. 011-0000-28
     ATTN: CUSTODY AND SHAREHOLDER SERVICES
     FOR CREDIT: MAINSTAY FUND-CLASS
     SHAREHOLDER NAME __________________________________________________________
     SHAREHOLDER ACCOUNT NO. ___________________________________________________
     DDA ACCOUNT NUMBER 99029415
     AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN
     THREE BUSINESS DAYS.

     The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

     Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

     Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

     The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

     Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

     Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

     The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

     The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund and Small Cap Opportunity Fund will be determined according to the following table:

                                                      SALES CHARGE
                         SALES CHARGE AS A          AS A PERCENTAGE
                           PERCENTAGE OF:          OF OFFERING PRICE:
                       ---------------------   -------------------------
                                                             RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED       DEALER     DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $50,000        5.50%       5.82%        4.75%         0.75%
$50,000 to $99,999       4.50%       4.71%        4.00%         0.50%
$100,000 to $249,999     3.50%       3.63%        3.00%         0.50%

                                                      SALES CHARGE
                         SALES CHARGE AS A          AS A PERCENTAGE
                           PERCENTAGE OF:          OF OFFERING PRICE:
                       ---------------------   -------------------------
                                                             RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED       DEALER     DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
$250,000 to $499,999     2.50%       2.56%           2.00%      0.50%
$500,000 to $999,999     2.00%       2.04%           1.75%      0.25%
$1,000,000 or more*      None        None       See Below*      None

     The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:

                                                      SALES CHARGE
                         SALES CHARGE AS A          AS A PERCENTAGE
                           PERCENTAGE OF:          OF OFFERING PRICE:
                       ---------------------   -------------------------
                                                             RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED       DEALER     DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $100,000       4.50%       4.71%           4.00%      0.50%
$100,000 to $249,999     3.50%       3.63%           3.00%      0.50%
$250,000 to $499,999     2.50%       2.56%           2.00%      0.50%
$500,000 to $999,999     2.00%       2.04%           1.75%      0.25%
$1,000,000 or more*      None        None       See Below*      None

     The sales charge for Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:

                                                      SALES CHARGE
                         SALES CHARGE AS A          AS A PERCENTAGE
                           PERCENTAGE OF:          OF OFFERING PRICE:
                       ---------------------   -------------------------
                                                             RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED       DEALER     DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
Less than $100,000       3.00%       3.09%           2.75%      0.25%
$100,000 to $249,999     2.50%       2.56%           2.25%      0.25%
$250,000 to $499,999     2.00%       2.04%           1.75%      0.25%
$500,000 to $999,999     1.50%       1.52%           1.25%      0.25%
$1,000,000 or more*      None        None       See Below*      None

     The sales charge for Class A Shares of the Floating Rate Fund will be determined according to the following table:

                                                      SALES CHARGE
                         SALES CHARGE AS A          AS A PERCENTAGE
                           PERCENTAGE OF:          OF OFFERING PRICE:
                       ---------------------   -------------------------
                                                             RETAINED BY
      AMOUNT OF        OFFERING   NET AMOUNT   RETAINED BY       THE
      PURCHASE           PRICE     INVESTED       DEALER     DISTRIBUTOR
--------------------   --------   ----------   -----------   -----------
$100,000 or less         3.00%       3.09%        2.75%         0.25%
$100,000 to $249,999     2.00%       2.04%        1.75%         0.25%
$250,000 to $499,999     1.50%       1.52%        1.25%         0.25%
$500,000 or more*        None*       None*        1.00%+        None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

     Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,00 for the Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See the section entitled "Purchases At Net Asset Value" below for more information.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

     The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the Intermediate Term Bond Fund on October 31, 2005.

NAV per Class A Share at October 31, 2005                                   $ 9.72
Per Share Sales Charge - 4.50% of offering price (4.71% of NAV per share)   $ 0.46
Class A Per Share Offering Price to the Public                              $10.18

     The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, and Small Cap Opportunity Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the All Cap Growth Fund on October 31, 2005. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                   $21.84
Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share)   $ 1.27
Class A Per Share Offering Price to the Public                              $23.11

     The sales charge applicable to an investment in Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.09% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the S&P 500 Index Fund on October 31, 2005. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                   $27.86
Per Share Sales Charge - 3.00% of offering price (3.09% of NAV per share)   $ 0.86
Class A Per Share Offering Price to the Public                              $28.72

PURCHASES AT NET ASSET VALUE

     Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

     In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

     Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors.

     Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, excluding the MainStay Cash Reserves Fund, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to
$4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

     Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

     The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

     In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

     A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

     The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the contingent deferred sales charge for all Funds except the Floating Rate Fund:

                                       CONTINGENT DEFERRED SALES CHARGE AS A
                                   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                      CHARGE
--------------------------------   --------------------------------------------
First                                                   5.0%
Second                                                  4.0%
Third                                                   3.0%
Fourth                                                  2.0%
Fifth                                                   2.0%
Sixth                                                   1.0%
Thereafter                                             None

     The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:

                                       CONTINGENT DEFERRED SALES CHARGE AS A
                                   PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                      CHARGE
--------------------------------   --------------------------------------------
First                                                   3.0%
Second                                                  2.0%
Third                                                   2.0%
Fourth                                                  1.0%
Thereafter                                             None

     In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

     The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;
(ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

     Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

     A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTION FEE

     The MainStay Floating Rate Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

NET ASSET VALUE

     The Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each of the other Funds are valued:

     (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

     Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

TAX INFORMATION

TAXATION OF THE FUNDS

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

     A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                          CAPITAL LOSS
                              AVAILABLE      AMOUNT
                               THROUGH       (000'S)
                              ---------   ------------
All Cap Growth Fund              2009      $13,987
                                 2010       17,488
                                 2011        2,904
                                 2012        8,299
                                           $42,678
All Cap Value Fund               2010      $   897
                                 2011        6,872
                                           $ 7,769
S&P 500 Index Fund               2010      $26,182
                                 2013        5,335
                                           $31,517
Cash Reserves Fund               2012      $     3
                                 2013            1
                                           $     4
Floating Rate Fund               2012      $   229
                                 2013        3,166
                                           $ 3,395
Indexed Bond Fund                2007      $ 1,410
                                 2008        1,793
                                 2009          105
                                           $ 3,308
Intermediate Term Bond Fund      2007      $ 4,032
                                 2008        3,661
                                 2010          898
                                           $ 8,591
Short Term Bond Fund             2006      $    63
                                 2007          572
                                 2008          758
                                 2009          159
                                 2010           35
                                 2011           --(a)
                                 2012          296
                                 2013        1,183
                                           $ 3,066
Income Manager Fund              2011      $34,183

(a)  Less than one thousand.

The All Cap Growth, All Cap Value, Indexed Bond, Intermediate Term Bond and Income Manager Funds utilized $10,156,504, $10,989,463, $210,127, $894,519 and
$19,969,747, respectively, of capital loss carryforwards during the year ended October 31, 2005. In addition, the Short Term Bond Fund had $192,144 of capital loss carryforwards that expired.

The Balanced Fund acquired $131,759 in capital loss carryforwards as a result of acquisition of Strategic Value Fund. There is no limitation to the utilization of this capital loss carryover.

The MainStay Short Term Bond Fund (formerly the Eclipse Short Term Bond Fund) acquired $420,163 in capital loss carryforwards as a result of the acquisition of the Eclipse Ultra Short Duration Fund. There were no capital loss carryforwards acquired by the MainStay Intermediate Term Bond Fund (formerly the Eclipse Bond Fund) as a result of the acquisition of the Eclipse Core Bond Plus Fund.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses

("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

FOREIGN TAXES

     Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

     Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

     Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund), except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions

     Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

     Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

CAPITALIZATION


     The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-Load Class), Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.


EFFECTIVE MATURITY

     Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS


     The following tables set forth information concerning beneficial and record ownership as of March 31, 2006, of each class of shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund. The Class R3 shares of the MainStay Balanced Fund and MainStay Mid Cap Opportunity Fund were first offered on April 28, 2006. Therefore, there were no Class R3 shares outstanding as of the date of this SAI.


MAINSTAY CASH RESERVE FUND CLASS I


REGISTRATION                                   % OF FUND HELD     SHARE BALANCE
------------                                   --------------   ----------------
NEW YORK LIFE TRUST COMPANY                        66.94%       160,095,142.5760
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY SHORT-TERM BOND FUND CLASS I


REGISTRATION                                   % OF FUND HELD     SHARE BALANCE
------------                                   --------------   ----------------
NEW YORK LIFE TRUST COMPANY                         5.68%           527,590.6760
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

NEW YORK LIFE INSURANCE CO                          9.99%           926,779.7880
LIFESTYLES SA# 20
ATTN: CAROL MEYER
C/O DARREL THOMPSON
101 BARCLAY ST, 8 EAST FL
NEW YORK NY 10286-0001

NEW YORK LIFE INS CO                               57.58%         5,344,511.8210
RICHARD SCHWARTZ SENIOR
MANAGING DIRECTOR

51 MADISON AVE
NEW YORK NY 10010-1603

NEW YORK LIFE PROGRESS-SHARING                     11.23%         1,042,110.0860
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603


MAINSTAY INTERMEDIATE TERM BOND CLASS I


REGISTRATION                                   % OF FUND HELD     SHARE BALANCE
------------                                   --------------   ----------------
NEW YORK LIFE                                      11.14%         1,404,900.8330
SEPARATE ACCOUNTS
ATTN: CAROL MEYER
C/O DARREL THOMPSON
101 BARCLAY ST, 8 EAST FL
NEW YORK NY 10286-0001

NEW YORK LIFE INSURANCE CO                         20.36%         2,568,389.0580
C/O RICHARD SCHWARTZ
51 MADISON AVE RM 201
NEW YORK NY 10010-1603

NEW YORK LIFE INS. CO. EMPLOYEES'                  15.75%         1,936,793.6600
HEALTH AND LIFE BENEFIT
TRUST LIFE BENEFITS
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603

NEW YORK LIFE TRUST COMPANY                        14.95%         1,885,669.0390
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

NEW YORK LIFE INS. CO. AGENTS'                     13.72%         1,730,947.9040
HEALTH AND LIFE BENEFIT
TRUST LIFE BENEFITS
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603


MAINSTAY INDEXED BOND FUND CLASS I


REGISTRATION                                   % OF FUND HELD     SHARE BALANCE
------------                                   --------------   ----------------
MAINSTAY MODERATE ALLOCATION FUND                   8.35%         2,312,164.0800
C/O TONY ELAVIA
1180 AVENUE OF THE AMERICAS FL 22
NEW YORK NY 10036-8401

NEW YORK LIFE TRUST COMPANY                        45.98%        12,732,245.4890
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

NEW YORK LIFE FOUNDATION                           19.02%         5,266,580.8000
C/O MR. CHARLES HOLEK
51 MADISON AVE RM 504
NEW YORK NY 10010-1603

MAINSTAY CONSERV ALLOCATION FUND                    5.50%         1,523,587.4860
C/O MAGGIE GOODMAN
51 MADISON AVE
EIG GROUP 2ND FL
NEW YORK NY 10010-1603

MAINSTAY INCOME MANAGER FUND CLASS I


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                          49.21%       8,537,701.3770
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

NEW YORK LIFE PROGRESS-SHARING                       26.67%       4,627,539.3960
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603


MAINSTAY ALL CAP VALUE FUND CLASS I


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
GIBBS & COX PENSION                                   5.29%         436,449.8190
PLAN TRUST
C/O MR KEVIN WHITE
3 W 35TH ST
NEW YORK NY 10001-2204

NEW YORK LIFE PROGRESS-SHARING                       36.84%       3,039,258.3200
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603

NEW YORK LIFE TRUST COMPANY                          36.13%       2,980,954.2760
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY ALL CAP GROWTH FUND CLASS I


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE PROGRESS-SHARING                       66.94%       8,509,366.5010
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603

NEW YORK LIFE TRUST COMPANY                          11.85%       1,505,804.5270
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY S&P 500 INDEX FUND CLASS I


REGISTRATION                                    % OF FUND HELD    SHARE BALANCE
------------                                    --------------   ---------------
NEW YORK LIFE PROGRESS-SHARING                       8.60%        3,784,761.7890
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603

NEW YORK LIFE TRUST COMPANY                         77.41%       34,062,819.6030
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

MAINSTAY CASH RESERVE FUND CLASS SW


REGISTRATION                                   % OF FUND HELD    SHARE BALANCE
------------                                   --------------   ----------------
NATIONAL FINANCIAL SERVICES LLC                   100.00%       290,335,175.4600
FOR EXCLUSIVE BFT OF OUR CUSTOMERS
C/O MUTUAL FUNDS DEPT 5TH FLOOR
200 LIBERTY ST
1 WORLD FINANCIAL CTR
NEW YORK NY 10281-1003


MAINSTAY INCOME MANAGER FUND CLASS A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                          32.75%       1,987,044.0060
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY BALANCED FUND CLASS A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           7.00%       1,037,398.7550
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY BALANCED FUND CLASS B


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
CITIGROUP GLOBAL MARKETS INC                           5.39%        320,000.9200
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                          6.86%        407,358.1220
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY SMALL CAP OPPORTUNITY FUND A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
MERRILL LYNCH PIERCE FENNER &                        16.43%       3,688,899.2480
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY SHORT TERM BOND FUND CLASS A


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
NFS LLC FEBO                                           5.35%         26,968.7160
JUDITH FREIDENBERG
9A RIDGE RD
GREENBELT MD 20770-1750

NEW YORK LIFE TRUST COMPANY                           12.77%         64,420.6090
CLIENT ACCOUNTS
51 MADISON AVE RM 117
NEW YORK NY 10010-1603


MAINSTAY MID CAP OPPORTUNITY FUND CLASS A


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
MERRILL LYNCH PIERCE FENNER &                          7.16%        155,974.6000
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY FLOATING RATE FUND CLASS A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
MERRILL LYNCH PIERCE FENNER &                         11.88%      6,427,267.0750
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY FLOATING RATE FUND CLASS B


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
CITIGROUP GLOBAL MARKETS INC                           5.17%        239,857.3580
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402


MAINSTAY FLOATING RATE FUND CLASS C


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
CITIGROUP GLOBAL MARKETS INC                          11.87%      2,237,470.3870
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                         20.56%      3,874,288.7430
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY ALL CAP VALUE FUND CLASS A


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
NEW YORK LIFE TRUST COMPANY                           28.40%        330,234.9800
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY ALL CAP VALUE FUND CLASS C


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
MERRILL LYNCH PIERCE FENNER &                          6.37%          7,744.7470
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484



PERSHING LLC                                           5.14%          6,250.0900
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

MAINSTAY INDEXED BOND FUND CLASS A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           68.80%      3,246,638.3530
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY BALANCED FUND CLASS R1


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           99.99%      3,914,073.7600
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY BALANCED FUND CLASS R2


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           86.32%      2,552,082.7490
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY INTERMEDIATE TERM BOND FUND CLASS A


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
NEW YORK LIFE TRUST COMPANY                           43.60%        412,689.0730
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY INTERMEDIATE TERM BOND FUND CLASS B


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
CITIGROUP GLOBAL MARKETS INC                          11.23%         37,239.6930
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                          6.10%         20,220.2060
SMITH INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484

MAINSTAY INTERMEDIATE TERM BOND FUND CLASS C


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
MERRILL LYNCH PIERCE FENNER &                         16.94%         22,987.6500
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY ALL CAP GROWTH FUND CLASS A


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
NEW YORK LIFE TRUST COMPANY                           15.03%        174,457.3000
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY S&P 500 INDEX FUND CLASS A


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           48.35%      5,112,978.9520
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

SUPPLEMENTAL INCOME PLAN TRUST FUND                  19. 51%      2,063,492.7780
PO BOX 8338
BOSTON MA 02266-8338


MAINSTAY FLOATING RATE FUND CLASS I


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
MAINSTAY MODERATE GROWTH ALLOC FD                     13.21%        512,732.9550
C/O TONY ELAVIA
470 PARK AVE S RM VM
NEW YORK NY 10016-6819

MAINSTAY CONSERV ALLOCATION FUND                       8.55%        331,877.2720
C/O MAGGIE GOODMAN
51 MADISON AVE
EIG GROUP 2ND FL
NEW YORK NY 10010-1603

MAINSTAY CONSERV ALLOCATION FUND                      12.42%        482,153.8680
C/O TONY ELAVIA
1180 AVENUE OF THE AMERICAS FL 22
NEW YORK NY 10036-8401

RAYMOND JAMES & ASSOC INC                             46.02%      1,785,749.8130
FBO HELIOS EDUCATIO
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NATIONAL INVESTOR SERVICES FBO                        11.93%        463,029.4900
55 WATER STREET,32ND FLOOR
NEW YORK NY 10041-3299


MAINSTAY BALANCED FUND CLASS I

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
RAYMOND JAMES & ASSOC INC                            10.51%       1,154,121.5220
FBO HELIOS EDUCATIO
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NEW YORK LIFE TRUST COMPANY                          33.04%       3,628,198.4520
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

CITI STREET CORE MARKET                               7.28%         799,476.8870
STATE STREET BANK TTEE
1 HERITAGE DR
QUINCY MA 02171-2105

CHARLES SCHWAB & COMPANY INC                         25.63%       2,813,684.5310
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

NEW YORK LIFE INSURANCE CO                            5.01%         550,593.3180
PETER BRIGANDO MANAGING DIRECTOR
ATTN: AL GUILIANO
C/O DARRELL THOMPSON
101 BARCLAY ST, 8 EAST FL
NEW YORK NY 10286-0001


MAINSTAY MID CAP OPPORTUNITY FUND CLASS I


REGISTRATION                                      % OF FUND HELD   SHARE BALANCE
------------                                      --------------   -------------
JUPITER & CO                                          8.09%          77,552.5440
C/O INVESTORS BANK & TRUST
PO BOX 9130
BOSTON MA 02117-9130

UNION BANK TR CONST LABORERS H & W                    6.88%          66,000.4310
MCMORGAN
PO BOX 85484
SAN DIEGO CA 92186-5484

CHARLES SCHWAB & COMPANY INC                         32.24%         309,237.9300
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

MID-CONTINENT MINERALS CORPORATION                    5.09%          48,842.6810
PENSION PLAN
C/O ROBERT DELANEY
1317 GRAND AVE STE 228
GLENWOOD SPGS CO 81601-3841

BODINE HOURLY-TCM                                    12.71%         121,886.6610
NYLIFE INVESTMENT MANAGEMENT
51 MADISON AVE LBBY 2
NEW YORK NY 10010-1609


MAINSTAY SMALL CAP OPPORTUNITY FUND CLASS I

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE TRUST COMPANY                           11.49%      3,058,092.3500
51 MADISON AVE RM 117A
NEW YORK NY 10010-1603

CHARLES SCHWAB & COMPANY INC                          18.70%      4,978,391.4260
ATTN MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

NEW YORK LIFE PROGRESS-SHARING                        15.88%      4,226,236.1900
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY 10010-1603


MAINSTAY BALANCED FUND CLASS C


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
CITIGROUP GLOBAL MARKETS INC                          15.01%        920,288.9850
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                         25.47%      1,561,099.3870
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY SMALL CAP OPPORTUNITY FUND CLASS C


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
CITIGROUP GLOBAL MARKETS INC                           6.42%        375,880.8970
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                         40.12%      2,347,857.0650
SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484


MAINSTAY MID CAP OPPORTUNITY FUND CLASS C


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
CITIGROUP GLOBAL MARKETS INC                           6.56%         77,956.8660
HOUSE ACCOUNT
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH STREET
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER &                         13.24%        157,390.0430

SMITH INC - FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484



MAINSTAY INCOME MANAGER FUND CLASS C



REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
MERRILL LYNCH PIERCE FINNER &                         11.75%         54,273.9220
SMITH INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DER LAKE DRIVE EAST 3RD FL
JACKSONVILLE FL 32246-6484

NEW YORK LIFE INVESTMENT MGMT LLC                     86.97%          5,031.3480
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON TRA
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY LARGE CAP OPPORTUNITY CLASS I

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE INVESTMENT MGMT LLC                     100.00%       416,107.6960
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON TRA
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

MAINSTAY LARGE CAP OPPORTUNITY FUND CLASS B

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NFS LLC FEBO                                          6.46%           346.4170
NFS/FMTC ROLLOVER IRA
FBO JOHN K HENKER
2741 LAPIERRE CANYON DR
KENNEWICK WA 99338-7307

NEW YORK LIFE INVESTMENT MGMT LLC                    93.54%         5,016.0100
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON TRA
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

MAINSTAY LARGE CAP OPPORTUNITY FUND CLASS C


REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
PERSHING LLC                                         15.56%           982.2410
P O BOX 2052
JERSEY CITY NJ 07303-2052

NEW YORK LIFE INVESTMENT MGMT LLC                    79.48%         5,016.0100
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON TRA
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007


MAINSTAY GROWTH EQUITY FUND CLASS A

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE INSURANCE COMPANY                      100.00%        5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY 10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS B

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE INSURANCE COMPANY                      100.00%        5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY 10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS C

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE INSURANCE COMPANY                      100.00%        5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY 10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS I

REGISTRATION                                     % OF FUND HELD    SHARE BALANCE
------------                                     --------------   --------------
NEW YORK LIFE INSURANCE COMPANY                      100.00%       776,509.0790
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY 10010-1603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Company and the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

     MainStay Shareholder Services ("MainStay Investments"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MainStay Investments, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MainStay Investments provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MainStay Investments is paid per account fee and out-of-pocket expenses by the Funds. MainStay Investments has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117, is custodian of cash and securities of the Funds of the Company and Trust and has subcustodial agreements for holding the Funds' foreign assets.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

     Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.
(Baa).

     MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG: 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG: 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG: 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG: 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

     CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH INVESTORS SERVICES, INC.

     TAX-EXEMPT BONDS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     TAX EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   Charter Documents

     I.   Eclipse Funds Inc. ("Company")

          (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

          (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

          (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

          (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

          (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

          (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 7, 2002.*

          (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (15) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (16) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement No. 33-36962 on February 27, 2004.*

          (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

          (19) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (20) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (21) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     II.  Eclipse Funds ("Trust")

          (1) Agreement and Declaration of Trust of Eclipse Funds - Previously filed with the Trust's Initial Registration Statement No. 33-08865 on September 19, 1986.*

          (2)  Amendment to Agreement and Declaration of Trust of Eclipse Funds
               - Previously filed with the Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

          (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-08865 on February 27, 1998.*

          (4) Certificate of Designation for Eclipse Funds - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-08865 on October 13, 1994.*

          (5) Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund) for Eclipse Funds - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-08865 on April 30, 1999.*

          (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-08865 on February 25, 2002.*

          (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

          (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

b.   By-Laws

     (1) By-Laws of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     (2) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-08865 on September 19, 1986.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

d.   Investment Advisory Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Form of Amended and Restated Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc., and New York Life Investment Management LLC - Previously filed with Post - Effective Amendment No. 49 to 33-36962 on October 26, 2005.*


                    (i) Amended and Restated Schedule A to Amended and Restated Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC - Previously filed with Post Effective Amendment No. 50 to the Company's Registration Statement No. 33-36962 on March 1, 2006.*


               (b) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Growth Equity Fund dated October 25 , 2005 - Filed herewith.


               (c) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Growth Equity Fund dated May 1, 2006 - Filed herewith.


               (d) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC - Filed herewith.


               (e) Form of Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Income Manager Fund - Filed herewith.

            (f)  Form of Expense Limitation Agreement between Eclipse Funds
                    Inc. and New York Life Investment Management LLC on behalf of MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund dated February 15, 2006 - Filed herewith.


               (g) Form of Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund as of dated May 1, 2006 - Filed herewith.


               (h) Form of Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of Mainstay Large Cap Opportunity Fund dated July 29, 2005 - Filed herewith.


               (i) Form of Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of Mainstay Large Cap Opportunity Fund dated as of May 1, 2006 - Filed herewith.


          (2) (a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Intermediate Term Bond Fund, All Cap Growth Fund, Short Term Bond Fund and All Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Indexed Bond Fund, S&P 500 Index Fund and Income Manager Fund, and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

               (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund and New York Life Insurance Company - Previously filed with Post-Effective

               Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

     II.  Eclipse Funds


          (1) (a) Management Agreement between Eclipse Funds and New York Life Investment Management LLC with respect to Mid Cap Opportunity Fund, Small Cap Opportunity Fund, and Balanced Fund. - Previously filed with Post-Effective Amendment
                    No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*






               (b) Form of Expense Limitation Agreement between Eclipse Funds and New York Life Investment Management LLC - Filed herewith.


e.   Underwriting Contracts

     I.   Eclipse Funds Inc.


          (1) Form of Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. - Filed herewith.


          (2)  Form of Soliciting Dealer Agreement - filed herewith

     II.  Eclipse Funds


          (1) Distribution Agreement between Eclipse Funds and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*


          (2)  Form of Soliciting Dealer Agreement - filed herewith

f.   Not Applicable.

g.   Custody Agreements

     I.   Eclipse Funds Inc.

          (1) Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank & Trust Company - Filed herewith.

     II.  Eclipse Funds

          (1) Master Custodian Agreement between Eclipse Funds and Investors Bank & Trust Company - Filed herewith.

h.   Other Material Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder

                    Services. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

               (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post- Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (c) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and NYLIM Shareholder Services LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (5) (i) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (ii) Amended Fee Schedule to Sub-Transfer Agency and Service
                    Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) - Filed herewith.

          (7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Filed herewith.

          (8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Filed herewith.

          (9) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Filed herewith.

          (10) Form of Indemnification Agreement - Filed herewith.


          (11) Shareholder Services Plan for Eclipse Funds Inc. (Class R3 shares) - Filed herewith.

     II.  Eclipse Funds

          (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to the Trust's Registration Statement No. 33-08865 on April 30, 1990.*

          (2) Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC) - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to the Trust's Registration Statement No. 33-08865 on April 30, 1991.*

          (4) (a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

               (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (5) Shareholder Services Plan for Eclipse Funds (Class R1 shares)- Filed herewith.

          (6) Shareholder Services Plan for Eclipse Funds (Class R2 shares)- Filed herewith.

          (7) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Filed herewith

          (8) Shareholder Services Plan for Eclipse Funds (Class R3 shares) - Filed herewith.

          (9)  Form of Indemnification Agreement - Filed herewith

i.   Legal Opinions

     I.   Eclipse Funds Inc.

          (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 31, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Floating Rate Fund shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement No. 33-36962 on April 15, 2004.*

          (4) Opinion of Counsel related to the offering of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Growth Allocation Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (5) Opinion of Counsel related to the offering of MainStay Large Cap Opportunity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 26, 2005.*

          (6) Opinion of Counsel related to the offering of MainStay Growth Equity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

II.  Eclipse Funds

          (1) Opinion of Counsel related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-08865 on December 30, 2002.*

          (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (3) Opinion of Counsel related to the offering of Class R3 shares of beneficial interest of Eclipse Funds (Massachusetts) - Filed herewith.

j.   Other Opinions

     (1) Consent of Independent Registered Public Accounting Firm related to Eclipse Funds Inc. and Eclipse Funds - Filed herewith.

k.   Not Applicable.

l.   Initial Capital Agreements

     (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

     (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Trust's Registration Statement No. 33-08865 on January 9, 1987.*

m.   Rule 12b-1 Plans

     I.   Eclipse Funds Inc.

          (1) Form of Account Application for Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*


          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*



          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Filed herewith.

          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Filed herewith.


          (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Filed herewith.


          (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Filed herewith.


          (7) Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. - Filed herewith.

     II.  Eclipse Funds


          (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Filed herewith.


          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Filed herewith.


          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Filed herewith.


          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Filed herewith.

          (5) Plan of Distribution pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds - Filed herewith.

n.   Rule 18f-3 Plans

     I.   Eclipse Funds Inc.

          (1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Filed herewith.

     II.  Eclipse Funds

          (1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Filed herewith.

o.   Reserved

p.   Codes of Ethics

     I.   Eclipse Funds Inc.

          (1)  Code of Ethics for Eclipse Funds Inc. - Filed herewith.

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Filed herewith.

          (3)  Code of Ethics for MacKay Shields LLC - Filed herewith.

     II.  Eclipse Funds

          (1)  Code of Ethics for Eclipse Funds - Filed herewith.

          (2) Code of Ethics for New York Life Investment Management Holdings LLC - Filed herewith.

          (3)  Code of Ethics for MacKay Shields LLC - Filed herewith.

Other Exhibits:

Powers of Attorney of the Lawrence Glacken, Susan B. Kerley, Peter Meenan and Robert P. Mulhearn - filed herewith

----------
*    Incorporated herein by reference.

ITEM 24.

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

          MainStay VP Series Fund, Inc.(2) (Maryland)
          The MainStay Funds (2) (Massachusetts)
          McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
          MacKay Shields LLC (Delaware)
          MacKay Shields General Partner (L/S) LLC (Delaware)
          Madison Capital Funding LLC (Delaware)
          McMorgan & Company LLC (Delaware)
          NYLCAP Manager LLC (Delaware)
               New York Life Capital Partners, L.L.C. (Delaware)
               New York Life Capital Partners II, L.L.C. (Delaware)
               NYLIM Mezzanine GenPar GP, LLC (Delaware)
               New York Life Capital Partners III Gen Par GP, LLC (Delaware) NYLIM - JB Asset Management Co. (Mauritius) LLC (25.1%) (Mauritius)
          NYLIM Service Company LLC (Delaware)
          New York Life Investment Management LLC (Delaware)
               NYLIM GP, LLC (Delaware)
               NYLIM Fund II GP, LLC (Delaware)

               New York Life Investment Management (U.K.) Limited (United
               Kingdom)
          NYLIFE Distributors LLC (Delaware)
          NYLIM Real Estate Inc. (Delaware)
          NYLCAP Holdings (Mauritius) (Mauritius)
New York Life Insurance and Annuity Corporation (Delaware)
New York Life International, LLC (Delaware)
          New York Life Insurance Taiwan Corporation (Taiwan)
          NYLI Holdings S.R.L. Argentina (Argentina)
               HSBC New York Life Seguros de Vida (Argentina) S.A. (3) (40%) (Argentina)
               HSBD New York Life Seguros de Retiro (Argentina) S.A. (3) (40%) (Argentina)
               Maxima S.A. AFJP (3) (40%) (Argentina)
          New York Life Insurance Limited (South Korea)
          New York Life Insurance Worldwide Limited (Bermuda)
          New York Life International Holdings Limited (25% owned by
          Segura Monterrey
          New York Life, S.A. de C.V.) (Mauritius)
               Max New York Life Insurance Company Limited(4) (26%) (India) New York Life International India Fund (Mauritius) LLC (90%)(Mauritius)
          New York Life Insurance (Philippines), Inc. (75%) (Philippines)
          New York Life Worldwide Capital, Inc. (Delaware)
               Fianzas Monterrey, S.A. (99.95%) Mexico
                    Operada FMA, S.A. de C.V. (99%) (Mexico)
          New York Life Securities Investment Consulting Co., Ltd. (Taiwan) NYLIFE Thailand, Inc. (Delaware)
               PMCC Ltd. (49%)
                    Siam Commercial New York Life Insurance Public
                    Company Limited (47.33%) (Thailand) (4) (23.88% owned by New York Life International, LLC)
                    NYL Data Center Limited (99.97%)
                    NYLI-VB Asset Management Co. (Mauritius) LLC (90%)
                    (Mauritius)
                    Seguros Monterrey New York Life, S.A. de
                    C.V.(99.996%)(Mexico)
                         Centro de Capacitacion Monterrey, A.C.
                         (99.791%)(Mexico)
NYLIFE LLC (Delaware)
          Eagle Strategies Corp. (Arizona)
          Express Scripts, Inc.(5)  (16.44%) (Delaware)
          New York Life Capital Corporation (Delaware)
          New York Life International Investment Inc. (Delaware)
                    Monetary Research Limited (Bermuda)
                    NYL Management Limited (United Kingdom)
          New York Life Trust Company (New York)

          New York Life Trust Company, FSB (United States)
          NYL Executive Benefits LLC (Delaware)
          NYLIFE Securities Inc. (New York)
          NYLINK Insurance Agency Incorporated (Delaware)
                    NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
          NYLUK I Company (United Kingdom)
                    NYLUK II Company (United Kingdom)
                    Gresham Mortgage (United Kingdom)
          W Construction Company (United Kingdom)
          WUT (United Kingdom)
          WIM (AIM) (United Kingdom)
          WIM (United Kingdom)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
Haier New York Life Insurance Company Limited (PRC) (50%)
Silver Spring, LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of January 31, 2006.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(5) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

ITEM 25. INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Fund Inc. and Eclipse Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

In addition, each Director/Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director/Trustee to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC also acts as the principal underwriter for:

     The MainStay Funds (File No. 33-2610)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.

                                 BUSINESS POSITION(S) AND
                                   OFFICE(S) WITH NYLIFE      POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
NAME AND PRINCIPAL ADDRESS(1)        DISTRIBUTORS, INC.          WITH ECLIPSE FUNDS       WITH ECLIPSE FUNDS, INC.
-----------------------------    ------------------------     -------------------------   -------------------------
       Brian A. Murdock          Chairman of the Board and              None                        None
                                         President

     Christopher O. Blunt       Manager and Executive Vice            President                   President
                                 President, NYLIM Product
                                       Distribution

       Robert J. Hebron         Manager and Executive Vice              None                        None
                                President COLI Distribution

        John R. Meyer           Manager and Executive Vice              None                        None
                                    President, Variable
                                 Annuity and Agency Mutual
                                    Funds Distribution

       Scott L. Berlin          Manager and Executive Vice              None                        None
                                    President, Non-COLI
                                Variable Life Distribution

        John A. Cullen                    Manager                       None                        None

        Barry A. Schub                    Manager                       None                        None

      Stephen P. Fischer         Senior Managing Director,              None                        None
                                 NYLIM Products Marketing

      William F. Gibson          Senior Managing Director               None                        None
                                    and Chief Financial
                                          Officer

      Barbara McInerney          Senior Managing Director,              None                        None
                                        Compliance

      Alison H. Micucci             Managing Director,             Vice President -           Vice President -
                                        Compliance                    Compliance                  Compliance

       Robert E. Brady             Manager and Managing                 None                        None
                                    Director Operations

       Thomas A. Clough             Managing Director,                  None                        None
                                    Retirement Services

      Joseph J. Henehan             Managing Director,                  None                        None
                                    Retirement Services

       Edward P. Linder             Managing Director,                  None                        None
                                   Variable Annuity and
                                    Agency Mutual Funds
                                       Distribution

       Beverly J. Moore             Managing Director,                  None                        None
                                 Marketing Communications

        Gary L. Warren            Managing Director, COLI               None                        None
                                       Distribution

       Wendy K. Fishler             Managing Director -                 None                        None
                                     National Accounts

        Mark A. Gomez              Managing Director and                None                        None
                                 Chief Compliance Officer

       Julia D. Holland           Managing Director - SMA               None                        None
                                       Distribution

  Marguerite E. H. Morrison        Managing Director and              Secretary                   Secretary
                                         Secretary

       Gary M. O'Neill          Managing Director - Agency              None                        None
                                       Distribution

(1)  169 Lackawanna Avenue, Parsippany, NJ 07054

c.   Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by Investors Bank and Trust Company, 200 Clarendon St, Boston, MA 02117. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the 7th day of April, 2006.

                                        ECLIPSE FUNDS


                                        /s/ Christopher O. Blunt*
                                        ----------------------------------------
                                        Christopher O. Blunt
                                        President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 7, 2006.

SIGNATURE                                             TITLE
---------                                             -----


/s/ Lawrence Glacken*                   Trustee
-------------------------------------
Lawrence Glacken


/s/ Robert P. Mulhearn*                 Trustee
-------------------------------------
Robert P. Mulhearn


/s/ Susan B. Kerley*                    Trustee
-------------------------------------
Susan B. Kerley


/s/ Peter Meenan*                       Trustee
-------------------------------------
Peter Meenan


/s/ Arphiela Arizmendi                  Treasurer and Principal Financial
-------------------------------------   and Accounting Officer
Arphiela Arizmendi


By: /s/ Marguerite E.H. Morrison
    ---------------------------------
Marguerite E.H. Morrison
As Attorney-in-Fact*

*    Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX

Item Number       Item
------------      ----
(d)(I)(1)(b)      Expense Limitation Agreement between Eclipse Funds Inc. and
                  New York Life Investment Management LLC on behalf of MainStay
                  Growth Equity Fund

(d)(I)(1)(c)      Expense Limitation Agreement between Eclipse Funds Inc. and
                  New York Life Investment Management LLC

(d)(I)(1)(d)      Form of Expense Limitation Agreement between Eclipse Funds
                  Inc. and New York Life Investment Management LLC on behalf of
                  MainStay Income Manager Fund

(d)(I)(1)(e)      Form of Expense Limitation Agreement between Eclipse Funds
                  Inc. and New York Life Investment Management LLC on behalf of
                  MainStay Conservative Allocation Fund, MainStay Growth
                  Allocation Fund, MainStay Moderate Allocation Fund and
                  MainStay Moderate Growth Allocation Fund

(d)(I)(1)(f)      Form of Expense Limitation Agreement between Eclipse Funds
                  Inc. and New York Life Investment Management LLC on behalf of
                  MainStay Conservative Allocation Fund, MainStay Growth
                  Allocation Fund, MainStay Moderate Allocation Fund and
                  MainStay Moderate Growth Allocation Fund dated as of
                  May 1, 2006

(d)(I)(1)(g)      Form of Expense Limitation Agreement between Eclipse Funds
                  Inc. and New York Life Investment Management LLC on behalf of
                  MainStay Large Cap Opportunity Fund dated July 29, 2005

(d)(I)(1)(h)      Form of Expense Limitation Agreement between Eclipse Funds
                  Inc. and New York Life Investment Management LLC on behalf of
                  MainStay Large Cap Opportunity Fund dated as of May 1, 2006

(d)(II)(1)(b)     Expense Limitation Agreement between Eclipse Funds and New
                  York Life Investment Management LLC

(e)(I)(1)         Form of Distribution Agreement between Eclipse Funds Inc. and
                  NYLIFE Distributors, Inc.


(e)(I)(2)       Form of Soliciting Dealer Agreement - filed herewith

(e)(II)(2)      Form of Soliciting Dealer Agreement - filed herewith

(g)(I)(1)       Master Custodian Agreement between Eclipse Funds Inc. and
                Investors Bank & Trust Company

(g)(II)(1)      Master Custodian Agreement between Eclipse Funds and Investors
                Bank & Trust Company

(h)(I)(6)       Amended and Restated Shareholder Services Plan for Eclipse Funds
                Inc. (Cash Reserves Fund Sweep Shares)

(h)(I)(7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares)

(h)(I)(8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares)

(h)(I)(9) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors
                Bank & Trust Company

(h)(I)(10)      Form of Indemnification Agreement

(h)(I)(11) Shareholder Services Plan for Eclipse Funds Inc.(Class R3 shares).

(h)(II)(5)      Shareholder Services Plan for Eclipse Funds (Class R1 shares)

(h)(II)(6)      Shareholder Services Plan for Eclipse Funds (Class R2 shares)

(h)(II)(7) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors
                Bank & Trust Company

(h)(II)(8)      Shareholder Services Plan for Eclipse Funds (Class R3 shares)

(h)(II)(9)      Form of Indemnification Agreement

(i)(II)(3) Opinion of Counsel related to the offering of Class R3 shares of beneficial interest of Eclipse Funds (Massachusetts)

(j)(1)          Consent of Independent Registered Public Accounting Firm

(m)(I)(3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc.

(m)(I)(4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc.

(m)(I)(5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc.

(m)(I)(6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc.

(m)(I)(7) Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc.

(m)(II)(1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds

(m)(II)(2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds

(m)(II)(3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds

(m)(II)(4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds

(m)(II)(5) Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds

(n)(I)(1)       Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

(n)(II)(1)      Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

(p)(I)(1)       Code of Ethics for Eclipse Funds Inc.

(p)(I)(2)       Code of Ethics for New York Life Investment Management Holdings
                LLC

(p)(I)(3)       Form of Code of Ethics for MacKay Shields LLC

(p)(II)(1)      Code of Ethics for Eclipse Funds

(p)(II)(2)      Code of Ethics for New York Life Investment Management Holdings
                LLC

(p)(II)(3)      Code of Ethics for MacKay Shields LLC

99.99           Powers of Attorney